Exhibit 10.1

EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into as of January 21, 2025 (the “Effective Date”) by and between LEPU BIOPHARMA CO., LTD., a corporation organized and existing under the laws of the People’s Republic of China and having a place of business at No. 651 Lianheng Road, Minhang District, Shanghai, China (“Lepu”), and ARRIVENT BIOPHARMA, INC., a corporation organized and existing under the laws of the state of Delaware, U.S. and having a place of business at 18 Campus Blvd, Suite 100, Newtown Square, PA 19073- 3269, United States (“ArriVent”). Lepu and ArriVent are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

Whereas, Lepu has developed an antibody-drug-conjugate known internally at Lepu as MRG007;

Whereas, ArriVent is a clinical stage biopharmaceutical company focused on the research, development and commercialization of products for difficult-to-treat diseases; and

Whereas, ArriVent desires to obtain from Lepu an exclusive license to Exploit the Licensed Products in the ArriVent Territory (with each capitalized term as respectively defined below), and Lepu is willing to grant such license to ArriVent, all under the terms and conditions hereof.

Now, Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1

ARTICLE 1 DEFINITIONS

1.1.“Accounting Standards” means U.S. generally accepted accounting principles or, to the extent adopted by ArriVent, its Affiliates or their respective Sublicensees, International Financial Reporting Standards, in either case consistently applied.

1.2.“Accused Party” has the meaning set forth in Section 9.6 (Third Party Infringement Claims).

1.3.“Act” means, as applicable, the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§301 et seq., or the Public Health Service Act, 42 U.S.C. §§262 et seq., as such may be amended from time to time.

1.4.“ADC” means a compound that is comprised of an Antibody conjugated to a drug payload covalently by means of a linker moiety.

1.5.“Adverse Risk” means any risk of a material adverse effect on the Exploitation of any Licensed Compounds or Licensed Products in the Field.

[Signature page to Exclusive License Agreement]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.6.“Affiliate” means, with respect to a particular Party, a Person that controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of 50% or more of the voting stock of such entity, or by contract or otherwise. For clarity, once a Person ceases to be an Affiliate of a Party, then, without any further action, such Person will cease to have any rights, including license and sublicense rights, under this Agreement by reason of being an Affiliate of such Party.

1.7.“Agreement” has the meaning set forth in the preamble to this document.

1.8.“Alliance Manager” has the meaning set forth in Section 3.1 (Alliance Managers).

1.9.“Annual Net Sales” means, with respect to a Licensed Product, the Net Sales of such Licensed Product by ArriVent, its Affiliates and Sublicensees in the Field in the ArriVent Territory for any and all indications in a Calendar Year.

1.10.“Antibody” means [***].

1.11.“Antibody Component” means the Antibody portion of a Licensed Compound.

1.12.“Antibody Patent” means [***].

1.13.“ArriVent” has the meaning set forth in the preamble to this Agreement.

1.14.“ArriVent Cell Line Agreement” [***].

1.15.“ArriVent Background IP” means ArriVent Background Know-How and ArriVent Background Patents.

1.16.“ArriVent Background Know-How” means any and all Know-How (a) Controlled by ArriVent prior to the Effective Date or (b) generated, discovered, conceived or otherwise invented by or on behalf of ArriVent or its Affiliates independently of this Agreement.

1.17.“ArriVent Background Patents” means any and all Patents that claim ArriVent Background Know-How.

1.18.[***].

1.19.“ArriVent Indemnitees” has the meaning set forth in Section 11.1 (Indemnification by Lepu).

1.20.“ArriVent IP” means the ArriVent Know-How and ArriVent Patents.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.21.“ArriVent Know-How” means any and all Know-How Controlled by ArriVent or its Affiliates as of the Effective Date or during the Term (including ArriVent Background Know-How) that is: (a) necessary for, or actually used by or on behalf of ArriVent, its Affiliates or Sublicensees in, the Exploitation of any Licensed Compounds or Licensed Products in the Field in the ArriVent Territory or the Lepu Territory; and (b) Know-How owned by ArriVent pursuant to Section 9.1(c) (Arising IP) during the Term. Subject to subsections (a)-(d) of Section 12.1 (Confidentiality), ArriVent Know-How will be deemed the Confidential Information of ArriVent.

1.22.[***].

1.23.“ArriVent Patents” means any and all Patents Controlled by ArriVent or its Affiliates as of the Effective Date or during the Term (including ArriVent Background Patents) that are: (a) necessary for, or actually used by or on behalf of ArriVent, its Affiliates or Sublicensees in, the Exploitation of Licensed Compounds or Licensed Products in the Field in the ArriVent Territory or the Lepu Territory; or (b) are Patents owned by ArriVent pursuant to Section 9.1(c) (Arising IP) during the Term.

1.24.“ArriVent Territory” means worldwide, excluding the Lepu Territory.

1.25.“Auditor” has the meaning set forth in Section 8.9 (Records; Audits).

1.26.“Backup Compound” has the meaning set forth in Section 3.2(a)(iii) (Formation; Purpose).

1.27.“Biologics License Application” or “BLA” means a Biologics License Application (as more fully described in U.S. 21 C.F.R. Part 601.20 or its successor regulation) and all amendments and supplements thereto submitted to the FDA.

1.28.“Biosimilar Product” means, with respect to a Licensed Product and a jurisdiction, a biological medicinal product or biological product for human use that: (a) is approved in such jurisdiction for at least one of the same uses with the same mechanism(s) of action (if known), strength, and route of administration (i) with respect to the U.S., under 42 U.S.C. § 262(k) as a biosimilar or interchangeable biological product (as defined in 42 U.S.C. § 262(i)(1)-(3)) and for which the Licensed Product is the reference product (as defined in 42 U.S.C. § 262(i)(4)), (ii) with respect to the EU, as a similar biological medicinal product pursuant to Directive 2001/83/EC or Regulation (EC) No 726/2004 (as applicable), and for which such Licensed Product is the reference medicinal product, or (iii) with respect to any other jurisdiction in the ArriVent Territory, pursuant to an equivalent regime in such jurisdiction, and for which such Licensed Product is the reference product; and (b) is sold in such jurisdiction by a Third Party that is not a Sublicensee or distributor of ArriVent or any of its Affiliates or Sublicensees and did not purchase such product in a chain of distribution that included any of ArriVent or its Affiliates or Sublicensees.

1.29.“Biosimilar Product Threshold” means, [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.30.“Business Day” means a day other than Saturday, Sunday or any day that banks in Shanghai, China or New York, New York, USA, are required or permitted to be closed.

1.31.“Calendar Quarter” means each three month period commencing January 1, April 1, July 1 or October 1; provided, however, that (a) the first Calendar Quarter of the Term will extend from the Effective Date to the end of the first full Calendar Quarter thereafter, and (b) the last Calendar Quarter of the Term will end on the date of expiration or termination of this Agreement.

1.32.“Calendar Year” means the period beginning on January 1 and ending on December 31 of the same year, provided, however, that (a) the first Calendar Year of the Term will commence on the Effective Date and end on December 31 of the same year and (b) the last Calendar Year of the Term will commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the date of termination or expiration of this Agreement.

1.33.[***].

1.34.[***].

1.35.“Change of Control” means, with respect to a Party: (a) any sale, exchange, transfer, or issuance to or acquisition by a Third Party (or Third Parties) of shares representing more than 50% of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of such Party or any Affiliate that directly or indirectly controls (as defined in Section 1.6 (Definition of Affiliate)) (such Affiliate, a “Parent” of such Party), whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, beneficially or of record or in one transaction or a series of related transactions, but excluding the issuance of shares in financing transactions, including any venture capital financing or any public offering; (b) a merger or consolidation under applicable Law of such Party with a Third Party in which the shareholders of a Party or such Parent immediately prior to such merger or consolidation do not continue to hold immediately following the closing of such merger or consolidation at least 50% of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation; or (c) a sale or other disposition of all or substantially all of the assets of such Party to which this Agreement relates to one or more Third Parties in one transaction or a series of related transactions.

1.36.“Claims” has the meaning set forth in Section 11.1 (Indemnification by Lepu).

1.37.“Clinical Trial” means any clinical testing of a compound or product in human subjects.

1.38.“Combination Product” means a Licensed Product that contains a Licensed Compound and one or more other active ingredients that are not proprietary to Lepu (each other

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

active ingredient, an “Other Active”), whether in the same or different formulations, and sold either as a fixed dose or as separate doses as one product at a single price.

1.39.“Commercialization” means, with respect to a product, all activities undertaken before and after obtaining Regulatory Approvals relating specifically to the pre-launch, launch, promotion, detailing, medical education and medical liaison activities, marketing, pricing, reimbursement, sale, and distribution of such product, including strategic marketing, sales force detailing, advertising, market support, all customer support, distribution and invoicing and sales activities; provided, however, that “Commercialization” will exclude any activities relating to the Manufacture of a product. “Commercialize” and “Commercializing” will have the correlative meanings.

1.40.“Commercially Reasonable Efforts” means, with respect to a Party’s obligation under this Agreement to conduct a particular activity, that level of reasonable, diligent and good faith efforts and resources required to carry out such obligation consistent with the efforts a similarly situated biopharmaceutical or biotechnology company devotes to a compound or product of its own or to which it has exclusive rights at a similar stage of research, development or commercialization and of similar market potential and profit potential, taking into account: (a) safety and efficacy profile, (b) proprietary position, including patent and regulatory exclusivity, (c) regulatory status, including likelihood of Regulatory Approval, anticipated or approved labeling and anticipated or approved post-approval requirements, (d) present and future market and commercial potential, including competitive market conditions, the expected and actual profitability and return on investment, the expected and actual reimbursability and pricing, (e) the expected and actual competitiveness of alternative products (including Biosimilar Products) under development or sold in the marketplace, (f) stage of development and product profile and (g) other relevant technical, legal, scientific or medical factors that such similarly situated biopharmaceutical or biotechnology company would normally take into account.

1.41.“Confidential Information” of a Party means any and all proprietary information disclosed, made available or provided by or on behalf of such Party or its Affiliates to the other Party or its Affiliates under or in connection with this Agreement, whether in oral, written, graphic, or electronic form.

1.42.“Confidentiality Agreement” has the meaning set forth in Section 15.1 (Entire Agreement; Amendment).

1.43.“Conjugation License Agreement” has the meaning set forth in Section 1.44 (Definition of Conjugation Patents).

1.44.“Conjugation Patents” means any and all Licensed Patents that are Controlled by Lepu or its Affiliates as of the Effective Date or during the Term pursuant to a license under that certain [***] by and between [***] (“Conjugation License Agreement”). The Conjugation Patents existing as of the Effective Date are set forth in Exhibit A (Conjugation Patents as of the Effective Date).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.45.“Control” means, (a) with respect to any material (including Regulatory Materials), Know-How, Patent or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license (other than pursuant to this Agreement) or otherwise, to grant a license, sublicense or other right to or under, such material, Know-How, Patent or intellectual property right, or (b) with respect to a product or component thereof, possession of the right, whether directly or indirectly, and whether by ownership, license (other than pursuant to this Agreement) or otherwise, to grant a license, sublicense or other right to or under Patents that Cover, or Know-How that is incorporated in or embodies, such product or component on the terms set forth herein, in each case ((a) and (b)), without violating the terms of any agreement or other arrangement with any Third Party and without creating a payment obligation upon the Party having Control. Notwithstanding the foregoing, (i) in the event a Party undergoes a Change of Control event, any Know-How, Patents, other intellectual property rights, or products or components thereof or other materials owned or in-licensed by the acquiror or merger partner of such Party before the consummation of such Change of Control event or thereafter if generated or acquired independent of the activities under this Agreement will not be deemed Controlled by such Party, unless such Know-How, Patents, other intellectual property rights or products or components thereof or other materials were created using the Licensed IP or ArriVent IP, or are created, developed or conceived in the performance of activities under this Agreement as set forth in Section 9.1(c) (Arising IP); and (ii) any Know-How, Patents, other intellectual property rights or products or components thereof or other materials in-licensed or acquired by a Party after the Effective Date will only be deemed “Controlled” by such Party and sublicensed to the other Party if such other Party agrees to abide by the terms and conditions of such in-license or acquisition and pay any amount due therefor resulting from the practice of the applicable sublicense by such other Party.

1.46.“Cover” means, as to a compound, product or other technology and Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, having made, using, selling, offering for sale or importation of such compound, product or other technology would infringe such Patent (or, as to a pending claim included in such Patent, the making, using, selling, offering for sale or importation of such compound, product or other technology would infringe such Patent if such pending claim were to issue in an issued patent without modification). “Covered” and “Covering” will have the correlative meanings.

1.47.“CREATE Act” has the meaning set forth in Section 9.8 (CREATE Act).

1.48.“CTA” means a Clinical Trial Application which provides comprehensive information about the investigational medicinal product(s) and planned trial, enabling Regulatory Authorities to assess the acceptability of conducting the applicable study.

1.49.“Data” means all data of a technical nature resulting from the use or analysis of the Licensed Compound (including each component thereof) or Licensed Product, including non- clinical data, preclinical data and clinical data, generated by or on behalf of a Party or its Affiliates or their respective Sublicensees (in the case of ArriVent) or licensees pursuant to activities conducted under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.50.“Development” means, with respect to a product, all activities relating to preclinical and clinical trials, toxicology testing, statistical analysis, publication and presentation of study results with respect to such product, and the reporting, preparation and submission of regulatory applications for obtaining, registering and maintaining Regulatory Approval of such product; provided, however, that “Development” will exclude any activities relating to the Manufacture of a product. “Develop” and “Developing” will have the correlative meanings.

1.51.“Development Plan” has the meaning set forth in Section 4.3 (Development Plan).

1.52.“Dispute” has the meaning set forth in Section 14.1 (Disputes; Internal Resolution).

1.53.“Effective Date” has the meaning set forth in the preamble to this Agreement.

1.54.“Enforcing Party” has the meaning set forth in Section 9.5(c) (Collaboration).

1.55.[***].

1.56.“Exploitation” means, with respect to a compound or product, research, Development, Commercialization, Manufacture or other exploitation of such compound or product.  “Exploit” will have the correlative meaning.

1.57.“European Union” or “EU” means the European Union member states as then constituted.

1.58.“Executive Officers” has the meaning set forth in Section 3.2(d) (Decision Making).

1.59.“FDA” means the U.S. Food and Drug Administration or any successor entity.

1.60.“Field” means all fields of use; provided that, with respect to [***], “Field” means the therapeutic use in humans of antibody-drug conjugates for oncology.

1.61.“First Commercial Sale” means with respect to a jurisdiction, the first sale of a Licensed Product in such jurisdiction to a Third Party by or on behalf of ArriVent, its Affiliates or Sublicensees after the relevant Regulatory Approval has been obtained in such jurisdiction.

1.62.“Force Majeure” has the meaning set forth in Section 15.2 (Force Majeure).

1.63.“FTE” means the equivalent of a full-time employee of Lepu based on [***].

1.64.“FTE Technology Transfer Rate” means, with respect to an FTE providing assistance in connection with the Technology Transfer as set forth in Section 2.6(a) (Exchange of Information and Materials), [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.65.“GCP” or “Good Clinical Practices” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA or other Regulatory Authority applicable to the ArriVent Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.66.“Global Trial” means a multi-regional clinical trial for a Licensed Product conducted by either Party or both Parties in at least one country or region in the ArriVent Territory and at least one country or region in the Lepu Territory.

1.67.“GLP” or “Good Laboratory Practices” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards promulgated by EMA or other Regulatory Authority applicable to the ArriVent Territory, as may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.68.“Governmental Authority” means any multi-national, national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.69.“ICC” has the meaning set forth in Section 14.2(a) (Arbitration).

1.70.“ICH” means International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use.

1.71.“IND” means (a) an Investigational New Drug Application as defined in the United States Federal Food, Drug and Cosmetic Act, as amended, and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the equivalent Regulatory Authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical or biological product in humans in such jurisdiction.

1.72.“Indemnified Party” has the meaning set forth in Section 11.3 (Indemnification Procedures).

1.73.“Indemnifying Party” has the meaning set forth in Section 11.3 (Indemnification Procedures).

1.74.“Indication” means a separate and distinct disease, disorder or medical condition in humans for which a separate Regulatory Approval Application is required to be filed to obtain Regulatory Approval to market the Licensed Product in the relevant country or region for such indication.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.75.“Industry Expert” has the meaning set forth in Section 14.3 (Dispute Resolution by Expert).

1.76.“Infringement” has the meaning set forth in Section 9.5(a) (Notification; Information Sharing).

1.77.“Infringement Actions” has the meaning set forth in Section 9.6 (Third Party Infringement Claims).

1.78.“Inventions” means any inventions or discoveries, including processes, manufacture, composition of matter, Know-How, methods, assays, designs, protocols, and formulas, and improvements or modifications thereof, patentable or otherwise, that are generated, developed, conceived or reduced to practice (constructively or actually) by or on behalf of a Party or its Affiliates (or Sublicensees in the case of ArriVent, or sublicensees in the case of Lepu) in the course of performing activities under this Agreement, including all rights, title and interests in and to the intellectual property rights therein and thereto.

1.79.“Joint IP” means Joint Know-How and Joint Patents.

1.80.“Joint Know-How” means any and all Inventions generated, discovered, conceived or otherwise reduced to practice jointly by or on behalf of Lepu or its Affiliates, on the one hand, and ArriVent or its Affiliates, on the other hand.

1.81.“Joint Patents” means any and all Patents that claim Joint Know-How.

1.82.“JSC” has the meaning set forth in Section 3.2(a) (Formation; Purpose).

1.83.“Know-How” means all knowledge, materials and information of a technical or scientific nature, including inventions, discoveries, know-how, technology, means, methods, processes, practices, formulae, instructions, techniques, procedures, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, and other biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, reagents (e.g., plasmids, proteins, cell lines, assays and compounds) and biological methodology; in each case (whether or not confidential, proprietary, patented or patentable, of commercial advantage or not) in written, electronic or any other form now known or hereafter developed.

1.84.“Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, municipal, city or other political subdivision, domestic or foreign.

1.85.“Lepu” has the meaning set forth in the preamble to this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.86.“Lepu Background IP” means Lepu Background Know-How and Lepu Background Patents.

1.87.“Lepu Background Know-How” means any and all Know-How (a) Controlled by Lepu prior to the Effective Date or (b) generated, discovered, conceived or otherwise invented by or on behalf of Lepu or its Affiliates, independently of this Agreement.

1.88.“Lepu Background Patents” means any and all Patents that claim Lepu Background Know-How.

1.89.“Lepu Indemnitees” has the meaning set forth in Section 11.2 (Indemnification by ArriVent).

1.90.“Lepu Territory” means collectively, mainland China, the Hong Kong Special Administrative Region, the Macau Special Administrative Region, and Taiwan.

1.91.“Licensed Compounds” means (a) MRG007, and (b) any Backup Compound agreed upon by the Parties through the JSC pursuant to Section 3.2(a)(iii) (Formation; Purpose).

1.92.“Licensed IP” means the Licensed Know-How and Licensed Patents.

1.93.“Licensed Know-How” means any and all Know-How (including Lepu Background Know-How) (a) Controlled by Lepu or its Affiliates as of the Effective Date or during the Term, and (b) necessary or reasonably useful for the Exploitation of the Licensed Compounds or Licensed Products in the Field in the ArriVent Territory. For clarity, “Licensed Know-How” includes any Know-How owned by Lepu pursuant to Section 9.1(c) (Arising IP) during the Term. Subject to subsections (a) - (d) of Section 12.1 (Confidentiality), Licensed Know-How of a technical nature that is exclusively related to the Licensed Compound and Licensed Product will be deemed the Confidential Information of both Parties. [***].

1.94.“Licensed Patents” means any and all Patents (including Lepu Background Patents) that are (a) Controlled by Lepu or its Affiliates as of the Effective Date or during the Term, and (b) necessary or reasonably useful for the Exploitation of the Licensed Compounds or any Licensed Products in the Field in the ArriVent Territory. For clarity, “Licensed Patents” includes any Patents owned by Lepu pursuant to Section 9.1(c) (Arising IP) during the Term. The Licensed Patents (other than Conjugation Patents) existing as of the Effective Date are set forth in Exhibit B (Licensed Patents as of the Effective Date).

1.95.“Licensed Product” means any pharmaceutical or biological preparation containing a Licensed Compound (whether as the sole active ingredient or in combination with any Other Active) in any dosage strength, form or formulation and for any mode of administration.

1.96.“List” has the meaning set forth in Section 14.3 (Dispute Resolution by Expert).

1.97.“Losses” has the meaning set forth in Section 11.1 (Indemnification by Lepu).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.98.“Major EU Markets” means [***].

1.99.“Manufacture” and “Manufacturing” mean, with respect to a product, activities directed to manufacturing, processing, filling, finishing, packaging, labeling, quality control, quality assurance testing and release, post-marketing validation testing, inventory control and management, storing and transporting such product, including oversight and management of vendors therefor.

1.100.“Marketing Authorization Application” or “MAA” means a BLA or any other similar application outside of the United States to the appropriate Regulatory Authority for approval to market a pharmaceutical or biologic product.

1.101.“Mono Product” has the meaning set forth in Section 1.103 (Definition of Net Sales).

1.102.“MRG007” means the ADC known internally at Lepu as MRG007, the Antibody Component of which has the sequence set forth on Exhibit E (MRG007 Antibody Sequence) hereto.

1.103.“Net Sales” means the gross amounts billed or invoiced by ArriVent, its Affiliates and their respective Sublicensees for sales of Licensed Products to Third Parties in bona fide arms- length transactions, less the following deductions to the extent reasonable, customary and actually allowed and taken with respect to such sales:

(a)[***];

(b)[***];

(c)[***];

(d)[***];

(e)[***]; and

(f)[***].

Notwithstanding the foregoing, amounts received or invoiced by ArriVent, its Affiliates, or their respective Sublicensees for the sale of Licensed Products among ArriVent, its Affiliates or their respective Sublicensees will not be included in the calculation of Net Sales hereunder unless the purchasing entity is the end-user. For purposes of determining Net Sales, the Licensed Product will be deemed to be sold when billed or invoiced. Net Sales will be accounted for in accordance with standard ArriVent practices for operation by ArriVent, its Affiliates or their respective Sublicensees, as practiced in the ArriVent Territory, but in any event in accordance with Accounting Standards consistently applied in the ArriVent Territory. For clarity, a particular item

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

may only be deducted once in the calculation of Net Sales (i.e., no “double counting” of any deductions).

Notwithstanding anything to the contrary in this Section 1.103 (Definition of Net Sales), to the extent any amounts deducted pursuant to this Section 1.103 (Definition of Net Sales) are subsequently recovered by or reimbursed to ArriVent, its Affiliates or Sublicensees, the applicable portion of such recovered amounts will be deemed “Net Sales” for a sale having occurred during the Calendar Quarter in which such amounts are actually recovered or reimbursed to ArriVent or such Affiliate or Sublicensee.

The transfer of any Licensed Product to an Affiliate, Sublicensee, or other Third Party (y) in connection with the research, development or testing of a Licensed Product (including the conduct of Clinical Trials), or (z) at no charge for indigent or similar public support or compassionate use programs, will not be considered a Net Sale of a Licensed Product under this Agreement.

With respect to any transfer of any Licensed Product in a country in the ArriVent Territory for any substantive consideration other than monetary consideration on arm’s length terms, for the purposes of calculating the Net Sales under this Agreement, such Licensed Product will be deemed to be sold exclusively for money at the average Net Sales price charged to Third Parties for cash sales in such country during the applicable reporting period (or if there were only de minimis cash sales in such country, at the fair market value as determined by comparable markets).

Net Sales for a Combination Product will be calculated as follows:

(i)If the Licensed Product containing the relevant Licensed Compound as its sole active ingredient in the same formulation and dosage as in such Combination Product (the “Mono Product”) and the product(s) containing the relevant Other Active(s) as their sole active ingredient in the same formulation and dosage as in such Combination Product (the “Other Product(s)”) each are sold separately in the same jurisdiction during the same Calendar Year, Net Sales will be calculated by multiplying the total Net Sales (as described above) of the Combination Product by the fraction A/(A+B), where A is the public or list price in such jurisdiction and Calendar Year of the Mono Product sold separately, and B is the (sum of the) public or list price(s) in such jurisdiction and Calendar Year of the Other Product(s) sold separately.

(ii)If the Mono Product is sold separately in such jurisdiction and Calendar Year but the Other Product(s) in such Combination Product is not, or if the Other Product(s) is sold separately in such jurisdiction and Calendar Year but the Mono Product in such Combination Product is not, then the Net Sales attributable to such Combination Product will be determined by the Parties in good faith based on the relative fair market value of such Mono Product and such Other Product(s), as applicable. If the Parties cannot agree on such relative value, either Party will have the right to have the dispute resolved by binding baseball arbitration in accordance with the process set forth in Section 14.3 (Dispute Resolution by Expert).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.104.“Non-Product-Specific Infringement” has the meaning set forth in Section 9.5(b)(iii) (Other Licensed Patents).

1.105.“Other Active” has the meaning set forth in Section 1.38 (Definition of Combination Product).

1.106.“Other Product(s)” has the meaning set forth in Section 1.103 (Definition of Net Sales).

1.107.“Parent” has the meaning set forth in Section 1.33 (Definition of Change of Control).

1.108.“Party” and “Parties” have the meanings set forth in the preamble to this Agreement.

1.109.“Patent Challenge” means [***].

1.110.“Patents” means patents and patent applications, including provisional applications, continuations, continuations-in-part, continued prosecution applications, divisions, substitutions, reissues, additions, renewals, reexaminations, extensions, term restorations, confirmations, registrations, revalidations, revisions, priority rights, requests for continued examination and supplementary protection certificates granted in relation thereto, as well as utility models, innovation patents, petty patents, patents of addition, inventor’s certificates and equivalents in any jurisdiction.

1.111.“Person” means an individual, corporation, partnership, limited liability company, limited partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein.

1.112.“Pharmacovigilance Agreement” has the meaning set forth in Section 5.5 (Adverse Event Reporting and Safety Data Exchange).

1.113.“Phase I Clinical Trial” means any human clinical trial of a Licensed Compound or Licensed Product (a) that would satisfy the requirements of U.S. 21 C.F.R. 312.21(a), as amended from time to time, or the corresponding foreign regulations; or (b) the principal purpose of which is a preliminary determination of safety, pharmacokinetics or pharmacodynamic parameters.

1.114.“Phase II Clinical Trial” means any human clinical trial of a Licensed Compound or Licensed Product that (a) would satisfy the requirements of U.S. 21 C.F.R. 312.21(b), as amended from time to time, or the corresponding foreign regulations; or (b) is designed to generate sufficient data to commence a Phase III Clinical Trial, for example, proof of concept.

1.115.“Phase III Clinical Trial” means any human clinical trial of a Licensed Compound or Licensed Product that (a) would satisfy the requirements of U.S. 21 C.F.R. 312.21(c), as

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

amended from time to time, or the corresponding foreign regulations; or (b) is intended to gather information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of the drug and to provide a basis for physician labeling, including the trials referred to in 21 C.F.R. §312.21(c), as amended from time to time, or the corresponding foreign regulations.

1.116.“Pricing Approval” means, in a country where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, biopharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization, pricing approval or pricing determination (as the case may be).

1.117.“Product-Specific Licensed Patent” means any Licensed Patent that specifically and solely claims the Licensed Compound or a Licensed Product and does not claim any compound or product that is not the Licensed Compound or a Licensed Product. The Product-Specific Licensed Patents in existence as of the Effective Date are set forth on Exhibit G (Product-Specific Licensed Patents) hereto.

1.118.“Proposal” has the meaning set forth in Section 14.3 (Dispute Resolution by Expert).

1.119.“Publishing Party” has the meaning set forth in Section 12.4 (Technical Publication).

1.120.“Reviewing Party” has the meaning set forth in Section 12.4 (Technical Publication).

1.121.“Regulatory Approval” means any and all approvals [***], licenses, registrations or authorizations of any Governmental Authority, that, in each case, are legally required to market and sell a pharmaceutical product in any jurisdiction; [***].

1.122.“Regulatory Authority” means, in a particular jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval in such jurisdiction.

1.123.“Regulatory Exclusivity” means, with respect to a Licensed Product in any country or other jurisdiction in the ArriVent Territory, any exclusive marketing rights and data exclusivity rights (other than Patent protection) conferred by any Regulatory Authority with respect to a pharmaceutical product, including new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, data exclusivity and other similar rights that may become available following the Effective Date.

1.124.“Regulatory Materials” means regulatory applications (including MAA), submissions, notifications, communications, correspondence, registrations, Regulatory Approvals or other filings made to, received from or otherwise conducted with a Regulatory Authority in order to Develop, Manufacture, market, sell or otherwise Commercialize Licensed Products in a particular jurisdiction.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.125.“Remedial Action” has the meaning set forth in Section 5.6 (Remedial Actions).

1.126.“Representatives” has the meaning set forth in Section 12.2 (Authorized Disclosure).

1.127.“Requirements” has the meaning set forth in Section 14.3 (Dispute Resolution by Expert).

1.128.“Royalty Term” has the meaning set forth in Section 8.5(b) (Royalty Term).

1.129.“SEC” has the meaning set forth in Section 12.3(c) (Publicity).

1.130.“Sublicensee” means any Third Party other than subcontractors to whom ArriVent or any of its Affiliates has directly or indirectly granted a sublicense under all or any portion of the licenses granted pursuant to Section 2.1(a) (License Grants).

1.131.“Tax” means any form of tax or taxation, levy, duty, charge, social security charge, contribution or withholding of whatever nature, together with any related fine, penalty, surcharge or interest thereon imposed by, or payable to, a Governmental Authority.

1.132.“Tax Action” has the meaning set forth in Section 8.10(c) (Tax Action).

1.133.“Technology Transfer” has the meaning set forth in Section 2.6(a) (Exchange of Information and Materials).

1.134.“Term” has the meaning set forth in Section 13.1 (Term).

1.135.“Third Party” means any Person other than a Party or an Affiliate of a Party.

1.136.“Transition Period” has the meaning set forth in Section 13.6(f) (Transition Assistance).

1.137.“Upfront Payment” has the meaning set forth in Section 8.1 (Upfront Payment).

1.138.“U.S. Dollar” means a U.S. dollar, and “$” will be interpreted accordingly.

1.139.“U.S.” or “United States” means the United States of America, including all possessions and territories thereof.

1.140.“Valid Claim” means a claim (including a process, use, or composition of matter claim) of (a) an issued and unexpired Patent, which claim has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental authority of competent jurisdiction in the subject jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, or (b) a patent application that has not been irretrievably abandoned or finally rejected in such jurisdiction without the possibility of appeal or refiling, and which has not

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

been pending for more than [***] to which such claim or the applicable patent application is entitled to claim priority.

1.141.“VAT” has the meaning set forth in Section 8.10(d) (VAT).

1.142.“Working Group” has the meaning set forth in Section 3.4 (Working Groups).

ARTICLE 2

LICENSE

2.1.License Grants to ArriVent.

(a)License Grants. Subject to the terms and conditions of this Agreement, Lepu hereby grants to ArriVent (i) a royalty-bearing, exclusive (even as to Lepu except as provided in Section 2.1(b)) license, with the right to sublicense through multiple tiers (solely as provided in Section 2.1(c) (Sublicense Rights)), under the Licensed IP (other than the Conjugation Patents) to Exploit Licensed Compounds and Licensed Products in the Field in the ArriVent Territory, (ii) a royalty-free, non-exclusive license, with the right to sublicense through multiple tiers (solely as provided in Section 2.1(c) (Sublicense Rights)), under the Licensed IP to Manufacture Licensed Compounds and Licensed Products in the Lepu Territory solely to Exploit Licensed Compounds and Licensed Products in the Field in the ArriVent Territory, (iii) subject to the terms and conditions of the Conjugation License Agreement, a royalty-bearing, non-exclusive license, with the right to sublicense through multiple tiers (solely as provided in Section 2.1(c) (Sublicense Rights)), under the Conjugation Patents to Exploit MRG007 in the Field in the ArriVent Territory and (iv) [***]. Upon Lepu’s reasonable request, ArriVent will provide Lepu with the location of any facilities at which ArriVent or its Affiliates or Sublicensees are manufacturing Licensed Compound or Licensed Product in the Lepu Territory.

(b)Lepu Retained Rights. Notwithstanding the exclusive rights granted to ArriVent in Section 2.1(a), Lepu and its Affiliates will retain the right to practice (by itself or its Affiliates, licensees or contractors) the Licensed IP within the scope of the license granted to ArriVent under Section 2.1(a) in order to Manufacture Licensed Compounds and Licensed Products in the ArriVent Territory solely to exploit Licensed Compounds and Licensed Products in the Lepu Territory. Further, nothing in Section 2.1(a) (License Grants) will prohibit Lepu from Manufacturing products under the Conjugation License Agreement in the ArriVent Territory. Upon ArriVent’s reasonable request, Lepu will provide ArriVent with the location of any facilities at which Lepu or its Affiliates or licensees are manufacturing Licensed Compound or Licensed Product in the ArriVent Territory.

(c)Sublicense Rights. Subject to the remainder of this Section 2.1(c) (Sublicense Rights), ArriVent will have the right to grant sublicenses of the licenses granted in Section 2.1(a) (License Grants) without Lepu’s prior written consent to its Affiliates and Third Parties. Any such sublicense will be in writing and subject and subordinate to, and consistent with, the terms and conditions of this Agreement, and any sublicense granted with respect to the Conjugation Patents [***] will be subject and subordinate to, and consistent with the terms and

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

conditions of the Conjugation License Agreement [***], as applicable. It will be a condition of any sublicense to an Affiliate or Sublicensee that the Affiliate or Sublicensee, as applicable, agrees to be bound by the terms and conditions of this Agreement, the Conjugation License Agreement (in accordance with the terms set forth on Exhibit H (Conjugation License Terms)) and [***], as applicable. Without limiting the foregoing, each sublicense agreement will include the following terms and conditions: (i) the Sublicensee will be bound by non-use and non-disclosure obligations no less stringent than those set forth in this Agreement; (ii) the Sublicensee will be obligated to maintain financial records such that ArriVent can comply with its obligations under Section 8.9 (Records; Audits); (iii) Lepu will have the right to conduct audits of any Sublicensee (either by itself or its designee or through ArriVent or ArriVent’s designee) in accordance with the terms of Section 8.9 (Records; Audits); (iv) the Sublicensee will assign to ArriVent all Inventions generated by the Sublicensee under the sublicense agreement to the extent necessary to effectuate the terms of Article 9 (Intellectual Property Matters) and Section 5 of Exhibit H (Conjugation License Terms); (v) the terms, conditions and existence of such sublicense will be deemed to be the Confidential Information of ArriVent and (vi) if this Agreement terminates, at Lepu’s sole option, Lepu may assume ArriVent’s rights and obligations under such sublicense agreement. ArriVent will be responsible for ensuring that the performance by any of its Affiliates and Sublicensees is in accordance with the applicable terms of this Agreement, as well as the Conjugation License Agreement set forth on Exhibit H (Conjugation License Terms) [***], as applicable. ArriVent will be responsible for any actions of its Affiliates and Sublicensees to the same extent as if such actions had been taken by ArriVent itself. ArriVent will provide Lepu with a copy of any sublicense agreement, and any amendment thereto, no later than [***] after its execution, provided that ArriVent may redact any commercially sensitive confidential information contained therein to the extent that it is not necessary to ascertain compliance with this Agreement.

2.2.No Implied Licenses; Retained Rights. No right or license under any Patents, Know-How or any other intellectual property rights of either Party is granted or will be granted by implication or estoppel. All such rights or licenses are or will be granted only as expressly provided in the terms of this Agreement. Lepu hereby expressly reserves all rights under the Licensed IP and other intellectual property rights not expressly licensed to ArriVent in Section 2.1(a) (License Grants), including all rights with respect to the Licensed Compound or Licensed Products in the Lepu Territory.

2.3.Grant-Back Licenses to Lepu. ArriVent hereby grants to Lepu (a) an exclusive (even as to ArriVent, subject to ArriVent’s right to Manufacture Licensed Compounds and Licensed Products in the Lepu Territory solely for Exploitation in the ArriVent Territory), irrevocable, perpetual, fully paid-up, royalty-free license, with the right to sublicense through multiple tiers to any Affiliates of Lepu or Third Parties, under the ArriVent IP, to Exploit the Licensed Compounds and Licensed Products in the Field in the Lepu Territory and (b) a fully paid, royalty-free, non-exclusive license, with the right to sublicense through multiple tiers, under ArriVent IP to Manufacture Licensed Compounds and Licensed Products in the ArriVent Territory solely to Exploit Licensed Compounds and Licensed Products in the Field in the Lepu Territory. Notwithstanding the foregoing, the rights granted in this Section 2.3 (Grant-Back Licenses to Lepu) do not and will not include any rights to Exploit any Other Active Controlled by ArriVent.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Lepu will be responsible for ensuring that its exercise of the rights granted in this Section 2.3 (Grant-Back Licenses to Lepu) by any of its Affiliates and sublicensees is in accordance with the applicable terms of this Agreement (including those set forth in Article 9 (Intellectual Property Matters) and Article 12 (Confidentiality).

2.4.Negative Covenants. ArriVent hereby covenants not to practice, and not to permit or cause any Affiliate, Sublicensee or other Third Party to practice, any Licensed IP, Conjugation Patents (other than as authorized pursuant to a separate, valid agreement) [***], in each case, outside the scope of the licenses granted in Section 2.1(a) (License Grants) or for any purpose not expressly authorized in this Agreement. Notwithstanding the foregoing, ArriVent will not be limited in its use of any Know-How for any purpose that is not Lepu’s Confidential Information and is not otherwise Covered by a Licensed Patent.

2.5.Exclusivity. During the Term, Lepu will not, and will cause its Affiliates not to, (a) directly or indirectly, whether by itself or with or through any of its Affiliates or (b) with, through or in collaboration with any Third Party, whether through license, assignment, joint venture, investment or otherwise (including via any arrangement or series of arrangements with a Third Party), [***].

2.6.Exchange of Information and Materials.

(a)Within [***] after Lepu’s receipt of the Upfront Payment, to the extent permitted under applicable Laws, Lepu will provide ArriVent with copies of the information constituting Licensed Know-How and the materials included in the Licensed Know-How and set forth in Exhibit C (Licensed Know-How to be Transferred under Section 2.6(a)).  Upon ArriVent’s reasonable request, Lepu will provide reasonable support and assistance to ArriVent with respect to the use of the Licensed Know-How existing as of the Effective Date transferred to ArriVent (“Technology Transfer”). The first [***] of such Technology Transfer (i.e., commencing upon the initiation of the Technology Transfer) will be provided to ArriVent at no cost. Thereafter, ArriVent will reimburse Lepu for all reasonable internal and out of pocket costs and expenses incurred by Lepu or any of its Affiliates in connection with Technology Transfer, which internal costs will be reimbursed at the FTE Technology Transfer Rate.

(b)During the Term, (i) ArriVent will provide Lepu with copies of ArriVent Know-How (including Data and Regulatory Materials contained therein in a format suitable for regulatory submission), provided that ArriVent will only be required to provide samples of materials constituting ArriVent Know-How reasonably needed by Lepu and not reasonably available except from ArriVent, in each case that come into existence after the Effective Date; and (ii) Lepu will provide ArriVent with copies of Licensed Know-How (including Data and Regulatory Materials contained therein in a format suitable for regulatory submission), provided that Lepu will only be required to provide samples of materials constituting Licensed Know-How reasonably needed by ArriVent and not reasonably available except from Lepu, in each case that come into existence after the Effective Date and pursuant to the process and schedule agreed upon through the JSC. A Party receiving Know-How or materials will reimburse the providing Party for

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

any reasonable out of pocket party costs and external expenses incurred by the providing Party or any of its Affiliates in connection therewith. With respect to any internal costs required to support the use of Know-How or materials transferred, a Party may request that the JSC discuss whether to charge for internal costs for such support; provided that, a transferring Party will not be obligated to provide any such internal support without its prior consent (which consent will include an agreement on such internal costs to be charged to the other Party). If the provision of any Know- How or materials pursuant to this Section 2.6(b) (Exchange of Information and Materials) is prohibited by applicable Laws, and a waiver, license or other means to obtain authorization to provide such Know-How is reasonably available, the Parties will cooperate to obtain such waiver, license or authorization as determined by the JSC. For clarity, (A) neither Party may charge the other Party for internal costs for activities reasonably required for participation in JSC meetings, and (B) any fees for services provided by one Party to the other Party pursuant to any ancillary agreement (such as an agreement for supply of Licensed Compound or Licensed Product, or for a clinical collaboration) will be addressed in such agreement.

(c)Notwithstanding the foregoing, neither Party will be obligated to share any personally identifiable information with the other Party, unless reasonably necessary for such other Party to Exploit the Licensed Products in its respective territory and such sharing is permitted by, and in accordance with, the applicable Laws, including applicable data privacy laws, in which case the Parties will enter into a separate agreement to address such exchange of personally identifiable information between the Parties.

2.7.Conjugation License Agreement.

(a)In connection with ArriVent’s sublicense under the Conjugation Patents, the terms of Exhibit H (Conjugation License Terms) will apply to ArriVent.

(b)Lepu will, at its expense, maintain the Conjugation License Agreement and will not amend or modify the Conjugation License Agreement in any manner that reduces, restricts or otherwise limits the rights granted to ArriVent under the Conjugation Patents under Section 2.1(a) (License Grants), including any rights to Conjugation Patents that may issue after the Effective Date. [***].

2.8.[***].

ARTICLE 3

GOVERNANCE

3.1.Alliance Managers. Within [***] after the Effective Date, each Party will appoint and notify the other Party of the identity of a representative having the appropriate qualifications, including a general understanding of pharmaceutical development, manufacturing, and commercialization issues, to act as its alliance manager under this Agreement (the “Alliance Manager”). The Alliance Managers will serve as the primary contact points between the Parties for the purpose of providing each Party with information on the progress and results of each Party’s Development, Manufacturing, and Commercialization of Licensed Products. The Alliance

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Managers will also be primarily responsible for facilitating the flow of information and otherwise promoting communication, coordination and collaboration between the Parties with respect to Licensed Products. Each Party may replace its Alliance Manager at any time upon written notice to the other Party and written communication (which may be by email) to its Alliance Manager.

3.2.Joint Steering Committee.

(a)Formation; Purpose. Within [***] after the Effective Date, the Parties will establish a joint steering committee (the “JSC”) for the coordination and oversight of the Parties’ activities under this Agreement. The role of the JSC will be to:

(i)review and discuss ArriVent’s, its Affiliates’ and Sublicensees’ Exploitation of Licensed Compounds and Licensed Products in the Field in the ArriVent Territory, including regulatory activities directed to obtaining an IND and other Regulatory Approvals relating to Licensed Products in the ArriVent Territory;

(ii)review, discuss and approve the Development Plan and any amendments thereto;

(iii)review, discuss and determine whether to include any modified versions of MRG007 (i.e., an alternative Antibody or linker-payload) under this Agreement for ArriVent’s Exploitation in the ArriVent Territory (any such modified version, a “Backup Compound”) following a determination by the Parties to terminate Development of MRG007;

(iv)coordinate the sharing and transfer (including the frequency thereof) of information and materials, including Licensed Know-How and ArriVent Know-How, between the Parties;

(v)review and discuss the feasibility of pursuing a Global Trial and, if applicable, review and discuss the development plan for such Global Trial and the development plan of all on-going and potential future Clinical Trials;

(vi)review, discuss and determine whether a Third Party Patent is necessary in accordance with Section 8.5(e) (Third Party Intellectual Property);

(vii)establish a process for the submission, review and approval of publications in accordance with Section 12.4 (Technical Publication); and

(viii)perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or as determined by the Parties in writing.

(b)Members. The JSC will be comprised of an equal number of representatives from each Party. Each Party’s representatives will be an officer or employee of such Party or its Affiliate having sufficient seniority within the applicable Party to make decisions

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

arising within the scope of the JSC’s responsibilities. Each Party will initially appoint two representatives to the JSC, each of which will have the requisite experience and seniority to make decisions on behalf of the applicable Party. The JSC may change its size from time to time by unanimous consent of its representatives, and each Party may replace its representatives at any time upon written notice to the other Party and written communication (which may be by email) to its JSC members and Alliance Manager. Each Party’s representative to the JSC will act reasonably and in good faith. Each Party will appoint one of its representatives on the JSC to act as the co-chairperson. The role of the co-chairpersons will be to convene and preside at the JSC meetings and to ensure the circulation of meeting agendas at least [***] in advance of JSC meetings and the preparation of meeting minutes and any pre-read materials in accordance with Section 3.2(c) (Meetings), but the co-chairpersons will have no additional powers or rights beyond those held by other JSC representatives. Employees or consultants of either Party that are not representatives of the Parties on the JSC may attend meetings of the JSC, provided that such attendees will not vote or otherwise participate in the decision-making process of the JSC and are subject to obligations of confidentiality no less stringent than the provisions set forth in Section 12.1 (Confidentiality).

(c)Meetings. The JSC will meet at least once per Calendar Quarter during the Term, unless the Parties mutually agree in writing to a different frequency for such meetings, and in any event, the first meeting of the JSC will be held prior to ArriVent’s U.S. IND filing. Either Party may also call a special JSC meeting (by videoconference or teleconference) by [***] to the other Party and written communication to its JSC members and Alliance Manager in the event such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting, and such Party will provide the JSC no later than [***] prior to the special meeting with materials reasonably adequate to enable an informed decision. The JSC may meet in person, by videoconference or by teleconference. The co-chairpersons will alternate responsibility for preparing reasonably detailed written minutes of the JSC meetings that reflect, without limitation, all material decisions made at such meetings. The co-chairpersons (or their designees) will send draft meeting minutes to each representative of the JSC for review and approval within [***] after the JSC meeting. Such minutes will be deemed approved unless one or more JSC representatives object to the accuracy of such minutes within [***] following receipt.

(d)Decision Making. All decisions of the JSC will be made by unanimous vote, with each Party’s representatives collectively having one vote. If the representatives of the Parties on the JSC cannot reach an agreement as to any matter within the decision-making authority of the JSC within [***] after such matter was brought to the JSC for resolution or after such matter has been referred to the JSC, such disagreement will be referred to the Chief Executive Officer of Lepu and the Chief Executive Officer of ArriVent (collectively, the “Executive Officers”) for resolution. If the Executive Officers cannot resolve such matter within [***] after such matter has been referred to them (or within [***] if either Party notifies the other Party that such matter needs immediate attention), then:

(i)ArriVent will have final decision-making authority with respect to any matter that solely relates to the Exploitation of the Licensed Compounds or Licensed Products

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

in the Field in the ArriVent Territory; provided that ArriVent will not make any decision that (A) is inconsistent with its diligence obligations set forth in Section 4.1 (Development; Overview; Diligence) or Section 6.1 (Commercialization; Overview; Diligence) or (B) would reasonably be expected to create an Adverse Risk in the Lepu Territory;

(ii)Lepu will have final decision-making authority with respect to any matter that solely relates to the Exploitation of the Licensed Compounds or Licensed Products in the Field in the Lepu Territory; provided that, Lepu will not make any decision that would reasonably be expected to create an Adverse Risk in the ArriVent Territory; and

(iii)The determination as to whether a Third Party Patent is necessary for Exploitation of the Licensed Compound or Licensed Product as set forth in Section 3.2(a)(vi) (Formation; Purpose), will be resolved in accordance with Article 14;

(iv)with respect to all other matters, including whether to initiate a Global Trial or to include any Backup Compounds under this Agreement, the status quo will remain in effect unless and until the Parties reach mutual agreement.

3.3.Limitation of JSC Authority. The JSC will only have the powers expressly assigned to it in this Article 3 (Governance) and elsewhere in this Agreement and will not have the authority to: (a) modify or amend the terms and conditions of this Agreement; (b) waive or determine either Party’s compliance with the terms and conditions of under this Agreement; or (c) decide any issue in a manner that would conflict with the express terms and conditions of this Agreement.

3.4.Working Groups. From time to time, the JSC may establish and delegate duties of the JSC to sub-committees or directed teams (each, a “Working Group”) on an “as-needed” basis to oversee particular projects or activities, provided that in any case neither Party will be required by the Working Group to assume any responsibility, financial or otherwise, beyond those agreed to in writing by such Party, in particular pursuant to each Party’s respective obligations under this Agreement. Each such Working Group will be constituted and will operate as the JSC determines, provided that each Working Group will have equal representation from each Party, unless otherwise mutually agreed. Working Groups may be established on an ad hoc basis for purposes of a specific project or on such other basis as the JSC may determine. Each Working Group and its activities will be subject to the oversight, review and approval of, and will report to, the JSC. In no event will the authority of the Working Group exceed that of the JSC. All decisions of a Working Group will be by consensus. Any disagreement between the members of a Working Group will be referred to the JSC for resolution.

ARTICLE 4

DEVELOPMENT

4.1.Overview; Diligence. Subject to the terms and conditions of this Agreement, ArriVent will be solely responsible for the Development of Licensed Products in the Field in the ArriVent Territory, at its own cost and expense, including all non-clinical and clinical studies, as

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

necessary to obtain Regulatory Approval for Licensed Products in any jurisdiction in the ArriVent Territory. Notwithstanding the foregoing, ArriVent will use Commercially Reasonable Efforts to Develop, and obtain and maintain Regulatory Approval for, [***].

4.2.Development Records. ArriVent will, and will ensure that each of its Affiliates and Sublicensees will, maintain complete, current and accurate records of all activities (and all Data and other Know-How resulting from such activities) conducted with respect to any Licensed Compounds or Licensed Products by or on behalf of such entity. Such records will fully and properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes. ArriVent will, and will ensure that each of its Affiliates and Sublicensees will, document all non-clinical studies and Clinical Trials for Licensed Products in formal written study records according to applicable Laws, including applicable national and international guidelines such as ICH, GCP and GLP. Upon reasonable notice, ArriVent will provide Lepu with reasonable access to such records to the extent required for Lepu to comply with applicable Law, to seek Regulatory Approvals in the Lepu Territory or to respond to requests by Regulatory Authorities. ArriVent will also provide Lepu copies of such records in accordance with Section 2.6(b) (Exchange of Information and Materials).

4.3.Development Plan. ArriVent will use Commercially Reasonable Efforts to conduct all Development of the Licensed Compounds and Licensed Products in the Field in the ArriVent Territory pursuant to a written Development plan that sets forth with reasonable detail all material Development activities (including all Clinical Trials) to be conducted by or on behalf of ArriVent in order to obtain Regulatory Approvals for the applicable Licensed Products in the Field in the ArriVent Territory (such plan, the “Development Plan”). At the initial JSC meeting, the JSC will review and approve an initial Development Plan. After provision of the applicable initial Development Plan to Lepu, ArriVent will, from time to time, but at least once [***], prepare updates or amendments to the Development Plan in consultation with Lepu, which may be through the JSC, and submit such proposed updated or amended plan to the JSC for review, discussion, and approval. Once approved by the JSC, the updated or amended Development Plan will become effective.

4.4.Development Reports. ArriVent will keep Lepu reasonably informed as to the progress and results of its and its Affiliates’ and Sublicensees’ Development of the Licensed Compounds and Licensed Products in the Field in the ArriVent Territory through the JSC. Without limiting the foregoing, no later than [***] prior to each regularly scheduled JSC meeting, ArriVent will provide Lepu with a written report regarding the progress of its Development activities and any results therefrom, which report will be at a level of detail sufficient to enable Lepu to determine ArriVent’s compliance with its diligence obligations under Section 4.1 (Overview; Diligence) and will include the status of any Clinical Trial in progress for the Licensed Products and any applications for Regulatory Approval for the Licensed Products. At each JSC meeting, the Parties will discuss the status, progress and results of ArriVent’s Development activities. ArriVent will promptly respond to Lepu’s reasonable questions or requests for additional information relating to such Development activities.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.5.Subcontractors. ArriVent and its Sublicensees will have the right to engage subcontractors to conduct any activities necessary for Exploitation of the Licensed Compounds or Licensed Products in the Field in the ArriVent Territory under this Agreement, provided that ArriVent will ensure such subcontractors are bound by written obligations of confidentiality and non-use consistent with this Agreement and have agreed in writing to assign to ArriVent or the applicable Sublicensee all Inventions generated by such subcontractors in the course of performing such subcontracted work. ArriVent will remain responsible for any obligations that have been delegated or subcontracted to any subcontractors, and will be responsible for the performance of its subcontractors and their compliance with provisions of this Agreement applicable to them.

4.6.Global Trial. The Parties will discuss in good faith to explore the feasibility of pursuing any Global Trial in the Field. If either Party desires to conduct a Global Trial in the Field, the Parties will discuss the details of such Global Trial at the JSC, including each Party’s responsibilities and sharing of costs incurred in such Global Trial. The Parties intend to negotiate a clinical collaboration agreement regarding such Global Trial(s).

ARTICLE 5

REGULATORY MATTERS

5.1.Conduct of Regulatory Activities. Subject to the terms and conditions of this Agreement, ArriVent will be responsible, at its sole cost and expense, for the conduct of all regulatory activities required to obtain and maintain Regulatory Approval of Licensed Products in the Field in the ArriVent Territory, including the preparation and submission of all Regulatory Materials, CTAs and MAAs and all communications and interactions with Regulatory Authorities, as necessary to obtain Regulatory Approval for Licensed Products in the Field in any jurisdiction in the ArriVent Territory. ArriVent will use Commercially Reasonable Efforts to conduct such regulatory activities in accordance with the regulatory strategy set forth in the Development Plan and will keep Lepu informed of regulatory developments related to the Licensed Products in the ArriVent Territory, including any decisions by any Regulatory Authority regarding the Licensed Products.

5.2.Right of Reference to Regulatory Materials. Each Party hereby grants to the other Party a right of reference in such other Party’s respective territory to all Regulatory Materials pertaining to Licensed Compounds or Licensed Products submitted by or on behalf of such Party or such Party’s Affiliates and sublicensees. The receiving Party may use such right of reference solely for the purpose of seeking, obtaining and maintaining Regulatory Approval of Licensed Products in its respective territory. Each Party will support the other Party, as reasonably requested by such other Party and at such other Party’s external expense, if any, in obtaining Regulatory Approvals in such other Party’s territory, including providing necessary and available documents or other materials required by applicable Laws to obtain Regulatory Approval in such territory, all in accordance with the terms and conditions of this Agreement.

5.3.No Harmful Actions. If either Party believes that the other Party is taking or intends to take any action with respect to any Licensed Product that could reasonably be expected

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

to have an Adverse Risk, whether in the Lepu Territory or in the ArriVent Territory, such Party may bring the matter to the attention of the JSC and the Parties will discuss in good faith to promptly resolve such concern.

5.4.Notification of Threatened Action. If legally permissible, each Party will immediately (but in any event no later than [***]) notify the other Party of any information it receives regarding any threatened or pending action, inspection or communication by or from any Third Party, including any Regulatory Authority, that may affect the Exploitation or regulatory status of any Licensed Product in any jurisdiction. Upon receipt of such information, the Parties will consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action.

5.5.Adverse Event Reporting and Safety Data Exchange. No later than [***] before the dosing of a first human subject in a Clinical Trial by or on behalf of ArriVent of any Licensed Product in the Field in the ArriVent Territory, the Parties will define and finalize the actions that the Parties will employ with respect to such Licensed Product to protect patients and promote their well-being in a written pharmacovigilance agreement (the “Pharmacovigilance Agreement”). Further, no later than [***] before the anticipated launch date of any Licensed Product in the ArriVent Territory or the Lepu Territory, whichever is earlier, the Parties will enter into a separate Pharmacovigilance Agreement for the Commercialization of the Licensed Product. Each of the Pharmacovigilance Agreements will include mutually acceptable guidelines and procedures for the receipt, investigation, recording, communication, and exchange (as between the Parties) of adverse event reports, pregnancy reports, and any other information concerning the safety of the Licensed Product, and other routine pharmacovigilance reporting requirements. Such guidelines and procedures will be in accordance with, and enable the Parties to fulfill, local and national regulatory reporting obligations under applicable Laws. Furthermore, such agreed procedure will be consistent with relevant ICH guidelines, except where said guidelines may conflict with existing local regulatory reporting requirements, in which case the local reporting requirements will prevail. The Pharmacovigilance Agreement will provide for an adverse event database for the Licensed Products in the Field in the Lepu Territory to be maintained by Lepu at Lepu’s expense, and an adverse event database for the Licensed Products in the Field in the ArriVent Territory to be maintained by ArriVent at ArriVent’s expense. As between the Parties, Lepu will be responsible for preparing all adverse event reports and responses to safety issues and requests of Regulatory Authorities relating to Licensed Products in the Field in the Lepu Territory, and ArriVent will be responsible for filing such reports and responses with Regulatory Authorities in the Field in the ArriVent Territory. Each Pharmacovigilance Agreement will describe the Parties’ roles and responsibilities with respect to a global adverse event database, if any. Each Party hereby agrees to comply with its respective obligations under such Pharmacovigilance Agreement and to cause its Affiliates and Sublicensees and licensees to comply with such obligations.

5.6.Remedial Actions. Each Party will notify the other Party immediately (but in any event no later than [***]), and promptly confirm such notice in writing, if it obtains information indicating that any Licensed Product may be subject to any recall, corrective action or other regulatory action taken by virtue of applicable Laws (a “Remedial Action”). The Parties will

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

assist each other in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action. Each Party will, and will ensure that its Affiliates and Sublicensees and licensees are required to, maintain adequate records to permit such Party to trace the packaging, labeling, distribution, sale and use (to the extent possible) of the Licensed Product in its territory. Each Party will have sole discretion with respect to any matters relating to any Remedial Action in its territory, including the decision to commence such Remedial Action and the control over such Remedial Action in its territory, at its cost and expense.

ARTICLE 6

COMMERCIALIZATION

6.1.Overview; Diligence. Subject to the terms and conditions of this Agreement, ArriVent will be solely responsible for all aspects of the Commercialization of Licensed Products in the Field in the ArriVent Territory at ArriVent’s sole cost and expense. Notwithstanding the foregoing, ArriVent will use Commercially Reasonable Efforts to [***].

6.2.Commercialization Reports. ArriVent will keep Lepu reasonably informed of the progress and results of its and its Affiliates’ and Sublicensees’ work in connection with the Commercialization of the Licensed Products. Without limiting the generality of the foregoing, ArriVent will provide Lepu with a written report no later than [***] prior to each regularly scheduled JSC meeting setting forth the Commercialization activities performed in the Field in the ArriVent Territory during such Calendar Quarter (a “Commercialization Report”). ArriVent will provide Lepu with the first Commercialization Report no later than [***] prior to the anticipated date of the First Commercial Sale of the first Licensed Product in the Field in the ArriVent Territory. Each Commercialization Report will be at a level of detail sufficient to enable Lepu to determine ArriVent’s compliance with its diligence obligations under this Agreement. At each JSC meeting, the Parties will discuss the status, progress and results of ArriVent’s Commercialization activities. ArriVent will promptly respond to Lepu’s reasonable questions or requests for additional information relating to such Commercialization activities.

6.3.Marking. To the extent permitted by applicable Law, ArriVent will, and will cause its Affiliates and their Sublicensees to, mark each Licensed Product sold under this Agreement with the number of each Licensed Patent that applies to such Licensed Product, and indicate that the Licensed Product is licensed from Lepu.

6.4.No Diversion. Each Party hereby covenants and agrees that it will not, and will ensure that its Affiliates and Sublicensees (in the case of ArriVent) or licensees, will not, directly or indirectly, promote, market, distribute, import, sell or have sold the Licensed Products, including via internet or mail order, in the other Party’s territory. With respect to any jurisdiction in the other Party’s territory, a Party will not, and will ensure that its Affiliates and their respective Sublicensees (in the case of ArriVent) or licensees, will not: (a) establish or maintain any branch, warehouse or distribution facility for Licensed Products in such countries for distribution of Licensed Products in such countries, (b) knowingly engage in any advertising or promotional activities relating to Licensed Products that are directed primarily to customers or other purchaser

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

or users of Licensed Products located in such countries, (c) actively solicit orders for Licensed Products from any prospective purchaser located in such jurisdictions, or (d) sell or distribute Licensed Products to any person that is known by such Party to intend to sell or to have sold in the past Licensed Products in such jurisdictions. If either Party receives any order for any Licensed Product from a prospective purchaser reasonably believed to be located in a jurisdiction in the other Party’s territory, such Party will promptly refer that order to the other Party and such Party will not accept any such orders. Each Party will not deliver or tender (or cause to be delivered or tendered) Licensed Products into a jurisdiction in the other Party’s territory. Each Party will not, and will ensure that its Affiliates and their respective Sublicensees (in the case of ArriVent) or licensees, will not, knowingly restrict or impede in any manner the other Party’s exercise of its retained exclusive rights in such other Party’s territory.

ARTICLE 7

MANUFACTURE AND SUPPLY

7.1.General. ArriVent will be solely responsible for the Manufacture and supply of Licensed Compounds and Licensed Products in the Field in the ArriVent Territory at its sole cost and expense, including through Third Parties selected by ArriVent. The Parties shall negotiate and, within [***] of the Effective Date, enter into a separate agreement for the supply of Licensed Compounds and Licensed Products to ArriVent by Lepu’s contract manufacturer for use by ArriVent in the first Phase I Clinical Trial in the ArriVent Territory. The Parties may negotiate and enter into a separate agreement for the supply of Licensed Compounds and Licensed Products to ArriVent by Lepu’s contract manufacturer for studies in the ArriVent Territory after the first Phase I Clinical Trial. Each such supply agreement will be consistent with the terms and conditions of Lepu’s agreements with its contract manufacturers.

ARTICLE 8

COMPENSATION

8.1.Upfront Payment. In partial consideration of the licenses and rights granted to ArriVent under this Agreement, ArriVent will, within [***] after the Effective Date, pay Lepu a one-time, non-refundable, non-creditable payment of [***] by wire transfer in immediately available funds to a bank and account designated in writing by Lepu (“Upfront Payment”).

8.2.Development Milestone Payments.

(a)Within [***] following the first achievement, whether by ArriVent or any of ArriVent’s Affiliates or Sublicensees, of any milestone event set forth below for the first Licensed Product to achieve such event, ArriVent will notify Lepu of such achievement in writing and pay Lepu the corresponding non-refundable, non-creditable milestone payment within [***] following ArriVent’s receipt of an invoice therefor from Lepu.

No.	Development Milestone Event	Milestone Payment

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.	[***]	[***]
5.	[***]	[***]
6.	[***]	[***]
7.	[***]	[***]
8.	[***]	[***]

(b)For purposes of Section 8.2(a) (Development Milestone Payments), [***].

(c)[***].

8.3.Regulatory Milestone Payments.

(a)Within [***] following the first achievement, whether by ArriVent or any of ArriVent’s Affiliates or Sublicensees, of any milestone event set forth below for the first Licensed Product to achieve such event, ArriVent will notify Lepu of such achievement in writing and pay Lepu the corresponding non-refundable, non-creditable milestone payment within [***] following ArriVent’s receipt of an invoice therefor from Lepu.

No.	Regulatory Milestone Event	Milestone Payment
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.	[***]	[***]
5.	[***]	[***]
6.	[***]	[***]
7.	[***]	[***]
8.	[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

9.	[***]	[***]
10.	[***]	[***]
11.	[***]	[***]
12.	[***]	[***]

With respect to the regulatory milestone events [***].

(b)[***].

8.4.Commercial Milestone Payments.

(a)Within [***] following the first achievement, whether by ArriVent or any of ArriVent’s Affiliates or Sublicensees, of any milestone event set forth below for the first Licensed Product to achieve such event, ArriVent will notify Lepu of such achievement in writing and pay Lepu the corresponding non-refundable, non-creditable milestone payment within [***] following ArriVent’s receipt of an invoice therefor from Lepu; provided that, notwithstanding Section 8.8 (Interest on Late Payments), if any such payment made by ArriVent is incomplete due to ArriVent having not yet obtained complete sales information for the applicable time period, then ArriVent will have an additional [***] to reconcile such payment and will not be in breach of this Agreement during such period.

Commercial Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)Each of the milestone payments set forth in this Section 8.4 (Commercial Milestone Payments) will be additive such that if multiple milestone events specified above are

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

achieved in any given Calendar Year, then the milestone payments for all such milestone events will be payable by ArriVent for such Calendar Year.

(c)[***].

8.5.Royalties on Net Sales.

(a)Royalty Rates. On a Licensed Product-by-Licensed Product and Calendar Quarter basis, ArriVent will pay to Lepu non-creditable, non-refundable royalties on Annual Net Sales during such Calendar Quarter, as calculated by multiplying the applicable royalty rate by the corresponding amount of incremental Annual Net Sales of such Licensed Product, as follows:

Increments of Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)Royalty Term. Royalties payable under Section 8.5(a) (Royalty Rates) will be paid by ArriVent (on a Licensed Product-by-Licensed Product and jurisdiction-by-jurisdiction basis) from the period beginning on the date of the First Commercial Sale of each Licensed Product in a jurisdiction in the ArriVent Territory and continuing until the latest of: (i) the expiration of the last-to-expire [***] in such jurisdiction, (ii) [***] following the date of First Commercial Sale of such Licensed Product in such jurisdiction, and (iii) the expiration of Regulatory Exclusivity for such Licensed Product in such jurisdiction (the “Royalty Term”).

(c)[***].

(d)[***].

(e)Third Party Intellectual Property.

(i)ArriVent may enter into an agreement with a Third Party in order to obtain a license or right under one or more Patents owned or controlled by such Third Party (“Third Party Patent”) in connection with the Exploitation of the Licensed Compound or a Licensed Product. Except with respect to the [***], the cost of obtaining such Third Party Patent will be borne [***], unless [***] notifies [***] of such Third Party Patent, and [***] determines

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

that such Third Party Patent is necessary for the Exploitation of the Licensed Compound or Licensed Product (as applicable), such that Exploitation of the Licensed Compound or Licensed Product (as applicable) would not be possible without a license under such Third Party Patent(s); in which case [***].

(ii)[***].

(f)Royalty Floor. In no event will the royalties payable to Lepu under Section 8.5(a) (Royalty Rates) for Net Sales of a particular Licensed Product in a jurisdiction in a Calendar Quarter [***]. For purposes of illustration only, if in a Calendar Quarter the Annual Net Sales of a Licensed Product is [***].

(g)Payment Floor. For clarity and notwithstanding Section 8.5(f) (Royalty Floor) or anything else in this Agreement, in no event will the total aggregate royalty [***].

(h)Effect of Patent Challenge. [***].

8.6.Royalty Payments; Reports. Royalties under Section 8.5 (Royalties on Net Sales) will be calculated and reported for each Calendar Quarter during the Royalty Term and will be paid within [***] after the end of the applicable Calendar Quarter, commencing with the Calendar Quarter in which the First Commercial Sale of a Licensed Product occurs; provided that, notwithstanding Section 8.8 (Interest on Late Payments), if any such payment made by ArriVent is incomplete due to ArriVent having not yet obtained complete sales information for the applicable time period, then ArriVent will have an additional [***] to reconcile such payment and will not be in breach of this Agreement during such period. Each payment of royalties will be accompanied by a report of Net Sales of Licensed Products by ArriVent, its Affiliates and their respective Sublicensees in sufficient detail to permit confirmation of the accuracy of the royalty payment made, [***].

8.7.Payment Method; Foreign Exchange. All payments owed by ArriVent under this Agreement will be made by wire transfer in immediately available funds to a bank and account designated in writing by Lepu. All payments by ArriVent to Lepu under this Agreement will be in U.S. Dollars. When conversion of payments from any foreign currency is required, such conversion will be at an exchange rate equal to the weighted average of the rates of exchange for the currency of the jurisdiction from which such payments are payable as published by The Wall Street Journal, Eastern U.S. Edition, during the Calendar Quarter for which a payment is due.

8.8.Interest on Late Payments. In the event that any payment due to Lepu under this Agreement is not made to Lepu when due, the payment will accrue interest [***]. The payment of such interest will not limit Lepu from exercising any other rights it may have as a consequence of the lateness of any payment.

8.9.Records; Audits. ArriVent will keep, and require its Affiliates and Sublicensees to keep, complete and accurate books of accounts and records for the purpose of determining the amounts payable to Lepu pursuant to this Agreement. Such books and records will be kept for at

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

least [***] following the end of the Calendar Year to which they pertain. Lepu will have the right to cause an independent, certified public accountant (the “Auditor”) to audit such records to confirm Net Sales, royalties and other payments for a period covering not more than the preceding [***]. Such audits may be exercised [***]. The report prepared by the Auditor, a copy of which will be sent or otherwise provided to each of the Parties by such Auditor at the same time, will contain the conclusions of such Auditor regarding the audit and will specify that the amounts paid pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment, and the specific details regarding any discrepancies. If such report shows any underpayment, then ArriVent will remit to Lepu, within [***] after receipt of such report, (a) the amount of such underpayment with interest from the date originally due as provided in Section 8.8 (Interest on Late Payments) and (b) if such underpayment [***] in conducting such review. Any overpayment by ArriVent revealed by an audit will be creditable against future payment owed by ArriVent to Lepu. ArriVent will ensure that each of the sublicense agreements with Sublicensees will include audit provisions consistent in all material respects with those set forth in this Section 8.9 (Records; Audits), which ArriVent will exercise on behalf of Lepu upon reasonable request by Lepu at Lepu’s expense (subject to Section 8.9(b) above). ArriVent’s obligations to maintain complete and accurate books of account and records under this Section 8.9 (Records; Audits) and Lepu’s right to audit under this Section 8.9 (Records; Audits) will survive expiration or termination of this Agreement for a period of [***].

8.10.Taxes.

(a)Taxes on Income. Except as set forth in this Section 8.10 (Taxes), each Party will be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement. Neither Party will have any obligation towards the other Party in case that the other Party fails to fully comply with its Tax obligations.

(b)Withholding Income Taxes. To the extent that any payments made by ArriVent pursuant to this Agreement become subject to withholding income Taxes under applicable Laws, ArriVent will deduct and withhold the amount of such Taxes for the account of Lepu to the extent required by applicable Laws, such amounts payable to Lepu will be reduced by the amount of withholding income Taxes deducted and withheld, and ArriVent will pay the amounts of such Taxes to the proper Governmental Authority in a timely manner and transmit to Lepu an official tax certificate or other evidence of such Tax obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable Lepu to claim such payment of Taxes. Any such withholding income Taxes required under applicable Laws to be paid or withheld will be an expense of, and borne solely by, Lepu. If Lepu is entitled (whether under any applicable tax treaty or otherwise under applicable Laws) to a reduction in the rate of, or the elimination of, withholding income Tax, it may deliver to ArriVent or the appropriate Governmental Authority (with the assistance of ArriVent to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve ArriVent of its obligation to withhold Tax, and ArriVent will apply the reduced rate of withholding, or dispense with

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

withholding, as the case may be. ArriVent agrees to take reasonable and lawful efforts to minimize such withholding income Taxes that would otherwise be borne by Lepu. ArriVent will cooperate with Lepu in any claim for refund or application to any Governmental Authority.

(c)Tax Action. Notwithstanding anything to the contrary in this Agreement, if ArriVent (or its assignee) redomiciles or assigns its rights or obligations under this Agreement, or fails to comply with applicable Laws or filing or record retention requirements, or there is a change in the party making payment (each, a “Tax Action”), and, as a result of such Tax Action, the amount of Tax required to be withheld under this Section 8.10 (Taxes) in respect of a payment to Lepu is greater than the amount of such Tax that would have been required to have been withheld absent such Tax Action, then any such amount payable to Lepu will be adjusted to take into account such withholding Taxes as may be necessary so that, after making all required withholdings or deductions (as adjusted for any refunds pursuant to Section 8.10(a) (Withholding Income Taxes)), Lepu receives an amount equal to the sum it would have received had no such Tax Action occurred. For purposes of this Section 8.10(c) (Tax Action), a “redomiciliation” will include a reincorporation, acquisition transaction or other action resulting in a change in Tax residence of ArriVent or its assignee.

(d)VAT. All payments due to Lepu from ArriVent pursuant to this Agreement will be paid exclusive of, and without reduction for, any value-added tax (including, for greater certainty, any goods and services tax, harmonized sales tax and any similar taxes) (“VAT”) (which, if applicable, will be payable by ArriVent). ArriVent will be responsible for the payment of all VAT applicable to the payments made by ArriVent to Lepu under this Agreement and will file all applicable VAT tax returns. Lepu will cooperate, to the extent reasonably required, with the filing of any such VAT tax returns. ArriVent will indemnify Lepu for any VAT imposed on Lepu with respect to the payments made to it by ArriVent under this Agreement and if Lepu directly pays any VAT, ArriVent will promptly reimburse Lepu for such VAT including all reasonable related costs. If Lepu determines that it is required to report any such tax, ArriVent will promptly provide Lepu with applicable receipts and other documentation necessary or appropriate for such report.

ARTICLE 9

INTELLECTUAL PROPERTY MATTERS

9.1.Ownership.

(a)Inventorship. Inventorship of any Invention will be determined in accordance with the standards of inventorship and conception under U.S. patent laws.

(b)Background IP. As between the Parties, Lepu will be the sole and exclusive owner of all rights, title and interests in and to any Lepu Background IP and ArriVent will be the sole and exclusive owner of all rights, title and interests in and to any ArriVent Background IP.

(c)Arising IP.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(i)Subject to [***], as between the Parties, Lepu will be the sole and exclusive owner of all rights, title and interests in and to [***] Inventions that are generated, discovered, conceived or otherwise reduced to practice solely by or on behalf of Lepu or its Affiliates.

(ii)Subject to [***], as between the Parties, ArriVent will be the sole and exclusive owner of all rights, title and interests in and to [***] Inventions that are generated, discovered, conceived or otherwise reduced to practice solely by or on behalf of ArriVent or its Affiliates.

(iii)As between the Parties, Lepu will be the sole and exclusive owner of all rights, title and interests in and to [***] Invention [***].

(iv)Subject to [***], the Parties will jointly own an undivided interest in all rights, title and interests in and to any Joint IP. [***].

(d)Assignment and Disclosure Obligations.

(i)Each Party hereby assigns, and agrees to assign, to the other Party, and will cause its Affiliates to assign to the other Party, all rights, title and interests held by such Party and its Affiliates to the extent necessary to effectuate the terms and conditions set forth in this Section 9.1 (Ownership), as well as [***]. Each Party will provide such reasonable assistance as requested by the other Party to affect the foregoing assignment, including executing such other documents as requested by the other Party to evidence such assignment. Each Party will ensure that each of its Affiliates, sublicensees and subcontractors under this Agreement has a contractual obligation to disclose to such Party all Data and Inventions generated, invented, discovered, developed, made or otherwise created by them or their employees, agents or independent contractors, and to provide sufficient rights with respect thereto, so that such Party can comply with its obligations under this Agreement.

(ii)Without limiting a Party’s obligations under Section 2.6 (Exchange of Information and Materials), (A) ArriVent will promptly disclose to Lepu any Joint IP or ArriVent IP developed or generated by or on behalf of ArriVent or its Affiliates or Sublicensees (and provide Lepu with copies of invention disclosures or other similar documents relating thereto in ArriVent’s possession); and (B) Lepu will promptly disclose to ArriVent any Joint IP or Licensed IP developed or generated by or on behalf of Lepu or its Affiliates or sublicensees (and provide ArriVent with copies of invention disclosures or other similar documents relating thereto in Lepu’s possession).

9.2.Patent Prosecution.

(a)Definition. For the purpose of this Article 9 (Intellectual Property Matters), “prosecution” of Patents will include (i) all communication and other interaction with any patent office or patent authority having jurisdiction over a Patent application throughout the world in connection with any pre-grant proceedings and post-grant proceeding, including opposition

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

proceedings; and (ii) all communication and other interaction with any government authority for the purposes of patent listings (e.g., Purple Book, Green List and equivalents).

(b)Product-Specific Licensed Patents in the ArriVent Territory. As between the Parties, [***] will have the first right (but not the obligation) to prepare, file, prosecute and maintain Product-Specific Licensed Patents in the ArriVent Territory in consultation with [***]. The cost for such activities will be borne by [***]. [***]will provide [***] with a copy of the draft application prepared for the filing of any Product-Specific Licensed Patent in the ArriVent Territory, as well as any material correspondence related thereto, [***] prior to the filing date of such Product-Specific Licensed Patent (or submission date with respect to correspondence, as applicable) and will consider in good faith any timely comments thereto provided by [***] in connection with such filings. [***].

(c)Joint Patents. As between the Parties, [***] will have the first right (but not the obligation) to prepare, file, prosecute and maintain the Joint Patents [***]. As between the Parties, [***] will have the first right (but not the obligation) to prepare, file, [***].

(d)Other Licensed Patents. As between the Parties, [***] will have the [***] right (but not the obligation) to prepare, file, prosecute and maintain the Licensed Patents (other than the Product-Specific Licensed Patents in the ArriVent Territory) on a worldwide basis.

(e)ArriVent Patents. As between the Parties, [***] will have the [***] right (but not the obligation) to prepare, file, prosecute and maintain the ArriVent Patents [***].

(f)Step-In Rights. Each Party may cease prosecution or maintenance of any Patent that such Party has first right to prosecute pursuant to this Section 9.2 (Patent Prosecution) on a jurisdiction-by-jurisdiction basis by providing the other Party written notice reasonably in advance of any payment or filing due date for such Patent in such jurisdiction (which notice will, in any event, be given no later than [***] prior to the next deadline for any action that must be taken to avoid loss of right with respect to such Patent with the applicable patent office). If such Party elects to cease prosecution or maintenance of a Patent in a jurisdiction where it has the first right to prosecute, the other Party will have the right, but not the obligation, at its sole discretion and cost, to continue prosecution or maintenance of such Patent and in such jurisdiction. If the other Party elects to continue prosecution or maintenance or elects to file additional applications following the first Party’s election to cease prosecution or maintenance pursuant to this Section 9.2(f) (Step-In Rights), then the first Party will transfer the applicable patent files to the other Party or its designee and execute such documents and perform such acts at [***] expense as may be reasonably necessary to allow the other Party to initiate or continue such filing, prosecution or maintenance at the [***] expense.

(g)[***].

9.3.Cooperation.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(a)Each Party will provide the other Party with all reasonable assistance and cooperation in the patent prosecution efforts set forth in Section 9.2 (Patent Prosecution), including (i) providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution, and (ii) promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications. In the event that, in prosecuting or maintaining any Patents for which a Party controls such prosecution and maintenance pursuant to Section 9.2 (Patent Prosecution), such controlling Party is required to distinguish the claims in such Patents from the subject matter claimed or disclosed in any Patent Controlled by the other Party under this Agreement, the prosecuting Party will consult with the other Party with respect to such distinguishment, and both Parties acting in good faith will mutually agree on a reasonable strategy in respect of such distinguishment, so as to prevent disparagement of the other Party’s Patents.

(b)The Parties will mutually agree upon [***] counsel (and such counsel may coordinate with [***] as appropriate) who will prepare, file, prosecute and maintain and the Patents pursuant to subsections (b), (c) and (e) of Section 9.2 (Patent Prosecution).

(c)This Section 9.3(b) will apply with respect to the filing, prosecution and maintenance of (i) all Patents pursuant to subsections (b), (c) and (e) of Section 9.2 (Patent Prosecution), and (i) all Licensed Patents pursuant to Section 9.2(d) that Cover a Licensed Product. The controlling Party shall keep the other Party informed of all material actions with regard to the preparation, filing, prosecution and maintenance of such Patents, including by providing such other Party with a copy of material communications to and from any applicable patent office or authority regarding such Patents and by providing such other Party with drafts of any material filings or responses to be made to such patent offices or authorities sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for such other Party to review and comment thereon. The controlling Party shall consider in good faith the requests and suggestions of the other Party with respect to such drafts and with respect to strategies for filing and prosecuting such Patents, including taking into consideration the commercial strategy of such other Party in its territory.

9.4.Patent Term Extensions in the ArriVent Territory. The Parties respective legal counsel will discuss which, if any of the [***] Patents the Parties should seek patent term extensions in the ArriVent Territory. If after reasonable discussion and good faith consideration of each Party’s legal counsel’s view, the legal counsel of the Parties cannot reach an agreement as which Patents such extensions should be sought for, the Parties will escalate the matter to the Executive Officers. If the Executive Officers cannot resolve such matter [***] after such matter has been referred to them (or within [***] if either Party notifies the other Party that such matter needs immediate attention), then [***] will have final decision-making authority with respect to applying for any such patent term extension for any [***] Patent in the ArriVent Territory. [***] will not have the right to apply for patent term extension for any [***] Patent that is not a [***] Patent, without Lepu’s express prior written consent. Each Party will cooperate fully with the other Party in making such filings or actions, for example and without limitation, making available all required regulatory Data and Know-How and executing any required authorizations to apply for

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

such patent term extension. All expenses incurred in connection with activities of each Party with respect to the Patent(s) for which such [***] seeks patent term extensions pursuant to this Section 9.4 (Patent Term Extensions in the ArriVent Territory) will be borne by [***].

9.5.Patent Enforcement.

(a)Notification; Information Sharing. If either Party becomes aware of any existing or threatened infringement of any Licensed Patent or ArriVent Patent (“Infringement”), it will promptly notify the other Party in writing to that effect and the Parties will consult with each other regarding any actions to be taken with respect to such Infringement. Each Party will share with the other Party all information available to it regarding such alleged Infringement, pursuant to a mutually agreeable “common interest agreement” executed by the Parties under which the Parties agree to their shared, mutual interest in the outcome of any suit or other action to enforce the Licensed Patents against such Infringement.

(b)Enforcement Rights.

(i)Product-Specific Licensed Patents. [***] will have the first right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any Product-Specific Licensed Patent to the extent such Infringement is in the Field and in the ArriVent Territory, [***].

(ii)Joint Patents. ArriVent will have the first right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any Joint Patent to the extent such Infringement is in the ArriVent Territory, at ArriVent’s cost and expense. Lepu will have the first right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any Joint Patent to the extent such Infringement is in the Lepu Territory, at Lepu’s cost and expense.

(iii)Other Licensed Patents. As between the Parties, [***] will have the sole right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any Licensed Patent that is not a Product-Specific Licensed Patent in the ArriVent Territory (such Infringement, a “Non-Product-Specific Infringement”) in each case at [***] cost and expense [***]. For any [***], the Parties will discuss whether to bring a suit or other action against any Person engaged in the [***]. If after reasonable discussion and good faith consideration by each Party, the Parties cannot reach an agreement, the Parties will escalate the matter to the Executive Officers. If the Executive Officers cannot resolve such matter within [***] after such matter has been referred to them, then [***] will have final decision-making authority. For all Non-Product-Specific Infringement that is not [***], [***] will keep [***] informed of all material actions with regard to its enforcement against such Non-Product-Specific Infringement, including by providing [***] with copies of material communications and pleadings related to such enforcement sufficiently in advance of submitting such communications or pleadings so as to allow for a reasonable opportunity for [***] to review and comment thereon. [***] will consider in good faith the requests and suggestions of [***] with respect to such drafts

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

and with respect to strategies for enforcement against such Non-Product-Specific Infringement, including taking into consideration the commercial strategy [***].

(iv)ArriVent Patents. As between the Parties, ArriVent will have the sole right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any ArriVent Patent in the ArriVent Territory and any ArriVent Background Patents in the ArriVent Territory or Lepu Territory, at ArriVent’s cost and expense. As between the Parties, Lepu will have the first right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any ArriVent Patents, other than ArriVent Background Patents, in the Lepu Territory at Lepu’s cost and expense.

(v)Step-In Rights; Settlement. If either Party having the first right to enforce a Patent under this Section 9.5(b) (Enforcement Rights) notifies the other Party in writing that it does not intend to commence a suit or other action to enforce the applicable Patent against such Infringement or to take other action to secure the abatement of such Infringement, or fails to take any such action after a period of [***] following either Party’s receipt of the notice of Infringement pursuant to this Section 9.5(b)(v) (Step-In Rights; Settlement), then the other Party will have the right, but not the obligation, to commence such a suit or take such action, at such other Party’s cost and expense. In such case, the Party having such first right will take appropriate actions in order to enable the other Party to commence a suit or take the actions set forth in the preceding sentence. Neither Party will settle any such suit or action under this Section 9.5(b)(v) (Step-In Rights; Settlement) in any manner that would negatively impact the applicable Patents or that would limit or restrict the ability of Lepu or ArriVent to sell the Licensed Products in the Lepu Territory or ArriVent Territory, respectively, without the prior written consent of the other Party.

(c)Collaboration. Each Party will provide to the Party bringing a claim, suit or action under Section 9.5(b) (Enforcement Rights) (the “Enforcing Party”) with reasonable assistance in such enforcement, including joining such action as a party plaintiff if required by applicable Laws to pursue such action. The Enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts, and will reasonably consider the other Party’s comments on any such efforts. The non-enforcing Party will be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party will at all times cooperate fully with the Enforcing Party.

(d)Expenses and Recoveries. [***] will be [***] responsible for any expenses it incurs as a result of such enforcement action. If the Enforcing Party recovers monetary damages in such claim, suit or action brought under Section 9.5(b) (Enforcement Rights), then such recovery will be allocated first to the reimbursement of any documented expenses incurred by the Parties in such enforcement action on a pro rata basis until reimbursement in full, and any remaining amounts will be shared by the Parties as follows:

(i)[***];

(ii)[***];

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii)[***];

(iv)[***]; and

(v)[***].

(vi)[***].

(e)Section 9.5(c) (Collaboration) and Section 9.5(d) (Expenses and Recoveries) will survive the expiration or termination of this Agreement solely with respect to any pending enforcement action initiated during the Term under this Section 9.5 (Patent Enforcement).

9.6.Third Party Infringement Claims. If the Manufacture, use or sale of the Licensed Products in the Field in the ArriVent Territory pursuant to this Agreement results in a claim, suit or proceeding alleging patent infringement against Lepu or ArriVent (or their respective Affiliates, licensees or Sublicensees) (collectively, “Infringement Actions”), such Party will promptly notify the other Party hereto in writing. Subject to Article 11 (Indemnification), the Party for which the Infringement Action is brought against (the “Accused Party”) will have the right to direct and control the defense of such Infringement Action, at its own expense with counsel of its choice, provided, however, that the other Party may participate in the defense or settlement thereof, at its own expense with counsel of its choice. In any event, the Accused Party agrees to keep the other Party reasonably informed of all material developments in connection with any such Infringement Action for which the Accused Party exercises its right to direct and control the defense. The Accused Party agrees not to settle such Infringement Action, or make any admissions or assert any position in such Infringement Action, in a manner that would adversely affect the right or interests of the other Party, without the prior written consent of the other Party, which will not be unreasonably withheld.

9.7.Common Interest. All information exchanged between the Parties regarding the prosecution, maintenance, enforcement and defense of Patents under this Article 9 (Intellectual Property Matters) will be deemed to be Confidential Information of each Party that Controls the applicable Patent. In addition, each Party acknowledges and agrees that, with regard to such prosecution, maintenance, enforcement and defense, the interests of the Parties as collaborators, licensors or licensees are to, for their mutual benefit, obtain patent protection and plan patent defense against potential patentability/invalidity challenges or infringement activities by Third Parties, and as such, are aligned and are legal in nature. Each Party agrees and acknowledges that it has not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning Patents under this Article 9 (Intellectual Property Matters), including privilege under the common interest doctrine and similar or related doctrines. Notwithstanding anything to the contrary in this Agreement, to the extent that a Party has a good faith belief that any information required to be disclosed by such Party to the other Party, including under this Article 9 (Intellectual Property Matters), is protected by attorney-client privilege or any other applicable legal privilege or immunity, such Party will not be required to disclose such information unless and until the Parties have agreed upon a procedure (which may include entering into a specific common interest agreement, disclosing such information on a “for counsel eyes only” basis or similar procedure)

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

under which such information may be disclosed without waiving or breaching such privilege or immunity. The Parties will in good faith cooperate to agree upon any such procedures.

9.8.CREATE Act. Notwithstanding anything to the contrary in this Article 9 (Intellectual Property Matters), neither Party will have the right to make an election under the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under this Article 9 (Intellectual Property Matters) without the prior written consent of the other Party. With respect to any such permitted election, the Parties will coordinate their activities with respect to any submissions, filings, or other activities in support thereof.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES; COVENANTS

10.1.Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, as follows:

(a)it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and

(c)this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any charter document, agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

10.2.Additional Representations and Warranties of Lepu. Lepu represents and warrants to ArriVent, as of the Effective Date, as follows:

(a)it (i) has, sufficient legal or beneficial title or ownership or license, free and clear from any mortgages, pledges, liens, security interests, encumbrances, charges or claim of any kind except as otherwise disclosed in Section 7.3(a) of the Conjugation License Agreement, of the Licensed IP to grant the license that it purports to grant in Section 2.1(a) (License Grants); and (ii) has not granted any right to any Third Party with respect to the Licensed IP that would conflict with the license grant set forth in Section 2.1(a) (License Grants) or other rights granted to ArriVent hereunder;

(b)it has not received any written notice that any Third Party has taken any action before any applicable patent office, claiming ownership of any Licensed IP;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c)it has obtained assignments from the inventors of all inventorship rights relating to the Licensed Patents, and, to its knowledge, all such assignments are valid and enforceable;

(d)except as disclosed in Section 7.3(i) of the Conjugation License Agreement, no Licensed IP is subject to any funding agreement with any government, governmental agency or nonprofit entity;

(e)except as disclosed to ArriVent as of the Effective Date, to Lepu’s actual knowledge as of the Effective Date, the Exploitation of the Licensed Compound in the form such Licensed Compound exists as of the Effective Date, in accordance with the terms of this Agreement, in the Field and in the ArriVent Territory does not and will not infringe or misappropriate the intellectual property rights of any Third Party;

(f)it has not received any written notice from any Third Party asserting that the issued patents within the Licensed Patents are invalid or unenforceable;

(g)to the knowledge of Lepu, except as disclosed in Section 7.3(d) of the Conjugation License Agreement, no reexamination, interference, invalidity, opposition, nullity or similar claim or proceeding is pending or threatened with respect to any Licensed Patent;

(h)to the knowledge of Lepu, no Know-How or Patents other than the Licensed IP [***] are required for the Exploitation of the Licensed Compound; and

(i)the Conjugation License Agreement is a valid, binding and enforceable agreement and neither Lepu nor Lepu’s Affiliates are in default or breach under the terms of the Conjugation License Agreement.

10.3.Additional ArriVent Representations, Warranties and Covenants. ArriVent represents and warrants to Lepu, as of the Effective Date, and covenants during the Term (as applicable), as follows:

(a)it (i) has the full right and authority to grant the license that it purports to grant in Section 2.3 (Grant-Back Licenses to Lepu); and (ii) has not as of the Effective Date and will not during the Term, grant any right to any Third Party that would conflict with the license or rights granted to Lepu hereunder; and

(b)there are no legal claims, judgments or settlements against or owed by ArriVent or any of its Affiliates, or pending or threatened legal claims or litigation, in each case, relating to antitrust, anti-competition, anti-bribery or corruption violations.

10.4.Compliance with Laws. In the performance of its obligations or exercise of its rights under this Agreement, each Party will comply and will require its Affiliates and Sublicensees (or sublicensees, as applicable), to comply with all applicable Laws, including all export control, data protection and privacy, anti-corruption and anti-bribery laws and regulations.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

10.5.No Debarment. Each Party represents and warrants that neither it nor any of its or its Affiliates’ employees or agents who will perform under this Agreement has ever been, or is currently: (a) debarred under 21 U.S.C. § 335a or by any Regulatory Authority or similar statute or regulation in any jurisdiction in the world; (b) excluded, debarred, suspended or otherwise ineligible to participate in federal health care programs or in federal procurement or non- procurement programs in any jurisdiction of the world; (c) listed on the FDA’s Disqualified and Restricted Lists for clinical investigators or any similar list in any jurisdiction in the world; or (d) convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7(a), or any similar statute or regulation in any jurisdiction of the world, but has not yet been excluded, debarred, suspended, or otherwise declared ineligible (a “Debarred Person”). Neither Party will use the services of any Debarred Person to perform activities pursuant to this Agreement. A Party will promptly notify the other Party in the event of any breach of this Section 10.5 (No Debarment).

10.6.No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR NON-INFRINGEMENT OR NON- MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY OR ITS AFFILIATES, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 11

INDEMNIFICATION

11.1.Indemnification by Lepu. Lepu will defend, indemnify, and hold ArriVent and its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the “ArriVent Indemnitees”) harmless from and against any and all losses, damages, liabilities, actually incurred expenses and costs, including reasonable legal expense and attorneys’ fees (“Losses”) to which any ArriVent Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (collectively, “Claims”) arising out of, based on, or resulting from (a) any breach of any representation or warranty made by Lepu in this Agreement, or any breach by Lepu of any obligation, covenant or agreement in this Agreement; (b) the gross negligence or intentional misconduct of Lepu or any of its Affiliates, licensees, sublicensees or contractors, or any of their respective directors, officers, employees and agents, in performing Lepu’s obligations or exercising Lepu’s rights under this Agreement; and (c) the Exploitation of the Licensed Compounds or Licensed Products by or on behalf of Lepu in the Field in the Lepu Territory; provided, however, that Lepu’s obligations pursuant to this Section 11.1 (Indemnification by Lepu) will not apply to the extent such Claim arises from, is based on, or results from any activity or occurrence for which ArriVent is obligated to indemnify the Lepu Indemnitees under Section 11.2 (Indemnification by ArriVent).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

11.2.Indemnification by ArriVent. ArriVent will defend, indemnify, and hold Lepu and its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the “Lepu Indemnitees”) harmless from and against any and all Losses to which any Lepu Indemnitee may become subject as a result of any Claims arising out of, based on, or resulting from (a) any breach of any representation or warranty made by ArriVent in this Agreement, or any breach by ArriVent of any obligation, covenant or agreement in this Agreement; (b) the gross negligence or intentional misconduct of ArriVent or any of its Affiliates, Sublicensees or contractors, or any of their respective directors, officers, employees and agents, in performing ArriVent’s obligations or exercising ArriVent’s rights under this Agreement; and (c) the Exploitation of the Licensed Compounds or Licensed Products by or on behalf of ArriVent in the Field in the ArriVent Territory; provided, however, that ArriVent’s obligations pursuant to this Section 11.2 (Indemnification by ArriVent) will not apply to the extent such Claim arises from, is based on, or results from any activity or occurrence for which Lepu is obligated to indemnify the ArriVent Indemnitees under Section 11.1 (Indemnification by Lepu).

11.3.Indemnification Procedures. The Party claiming indemnity under this Article 11 (Indemnification) (the “Indemnified Party”) will give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim and will offer control of the defense of such Claim to the Indemnifying Party. The Indemnified Party will provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense, provided, however, that the Indemnifying Party will have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party will not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money by the Indemnifying Party. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party will not settle or compromise any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, consent to the entry of any judgment, or enter into any settlement with respect to such Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article 11 (Indemnification). Notwithstanding anything contained in this Section 11.3 (Indemnification Procedures), the provisions of Section 9.6 (Third Party Infringement Claims) will govern the defense of any Infringement Actions.

11.4.Limitation of Liability. NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11.4 (LIMITATION OF LIABILITY) IS INTENDED TO OR WILL LIMIT OR RESTRICT THE

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 11.1 (INDEMNIFICATION BY LEPU) OR 11.2 (INDEMNIFICATION BY ARRIVENT), OR DAMAGES AVAILABLE FOR A PARTY’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, FRAUD, OR BREACH OF ITS OBLIGATIONS IN ARTICLE 9 INTELLECTUAL PROPERTY) OR CONFIDENTIALITY OBLIGATIONS IN ARTICLE 12 (CONFIDENTIALITY).

11.5.Insurance. Each Party will procure and maintain insurance, including product liability insurance, adequate to cover its obligations hereunder and consistent with normal business practices of prudent companies similarly situated. It is understood that such insurance will not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 11 (Indemnification). Each Party will provide the other Party with written evidence of such insurance upon request. Each Party will provide the other Party with written notice at least [***] prior to the cancellation, non-renewal or material change in such insurance.

ARTICLE 12

CONFIDENTIALITY

12.1.Confidentiality. Each Party agrees that, during the Term and for a period of [***] thereafter, it will keep confidential and will not publish or otherwise disclose and will not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information of the other Party, except to the extent expressly agreed in writing by the Parties. The foregoing confidentiality and non-use obligations will not apply to any portion of the other Party’s information that the receiving Party can demonstrate by competent written proof:

(a)was already known to the receiving Party or its Representative, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b)was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party or its Representative in breach of this Agreement;

(d)was disclosed to the receiving Party or its Representative without any confidentiality obligations by a Third Party who, to the Party’s knowledge, had a legal right to make such disclosure and who did not obtain such information directly or indirectly from the other Party; or

(e)was independently discovered or developed by the receiving Party or its Representative without use of or reference to the other Party’s Confidential Information, as evidenced by a contemporaneous writing.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

12.2.Authorized Disclosure. Notwithstanding the obligations set forth in Section 12.1 (Confidentiality), a Party may disclose the other Party’s Confidential Information and the terms of this Agreement to the extent:

(a)such disclosure is reasonably necessary (i) for the filing or prosecuting of Patent rights as contemplated herein; (ii) to comply with the requirements of Regulatory Authorities with respect to obtaining and maintaining Regulatory Approval of Licensed Product; or (iii) for the prosecuting or defending any legal action as contemplated herein;

(b)such disclosure is reasonably necessary to its or its Affiliate’s employees, agents, consultants, contractors, licensees, sublicensees or Sublicensees (collectively “Representatives”), on a need-to-know basis for the sole purpose of performing its obligations or exercising its rights hereunder; provided that in each case, the disclosees are bound by written obligations of confidentiality consistent with those contained in this Agreement;

(c)such disclosure is reasonably necessary to comply with applicable Laws, including regulations or rules promulgated by applicable securities commissions (or other securities regulatory authorities), security exchanges, court order, administrative subpoena or order; or

(d)such disclosure is reasonably necessary to any bona fide potential or actual investor, acquiror, merger partner, or other financial or commercial partner for the sole purpose of evaluating or carrying out an actual or potential investment, financing, acquisition or other business relationship; provided that in connection with such disclosure, such Party will inform each disclosee of the confidential nature of such Confidential Information and require each disclosee to treat such Confidential Information as confidential.

Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 12.2(a) (Authorized Disclosure) or 12.2(c) (Authorized Disclosure), such Party will promptly notify the other Party of such required disclosure, to the extent that it is legally authorized or permitted to so, and will use reasonable efforts to obtain, or to assist the other Party in obtaining, where necessary and to the extent available, a protective order preventing or limiting the required disclosure.

12.3.Publicity; Terms of Agreement.

(a)The Parties agree that the terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Article 12 (Confidentiality).

(b)As soon as practicable following the Effective Date, the Parties will issue a joint press release announcing the execution of this Agreement in substantially the form attached hereto as Exhibit D (Joint Press Release). Neither Party will issue any press release, trade announcement or make any other public announcement or statement with regard to the transactions contemplated by this Agreement without the other Party’s prior written consent. If either Party

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

desires to make a public disclosure concerning the terms of this Agreement, such Party will give the proposed text of such disclosure to the other Party reasonably in advance (but in any case, no less than [***] prior to the disclosure) for its prior review and approval (except as otherwise provided herein), which approval will not be unreasonably withheld. A Party commenting on such a proposed disclosure will provide its comments, if any, within [***] after receiving the proposed disclosure for review (or such shorter period of time as necessitated by regulatory requirements). In relation to the other Party’s review of such an announcement, such other Party may make specific, reasonable comments on such proposed press release within the prescribed time for commentary. Neither Party will be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 12.3 (Publicity; Terms of Agreement). Except as may be required by applicable Law, the Parties will ensure that all public disclosures under this Agreement are made on market-trading days for both Parties in their respective territories.

(c)The Parties acknowledge that either or both Parties or their Affiliates may be obligated to file under applicable Laws a copy of this Agreement with Governmental Authorities, including the U.S. Securities and Exchange Commission (the “SEC”). Each Party and its Affiliates will be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof to the extent such confidential treatment is reasonably available. In the event of any such filing, each Party will provide the other Party with a copy of this Agreement marked to show provisions for which such Party or its Affiliate intends to seek confidential treatment and will reasonably consider and incorporate the other Party’s timely comments thereon to the extent consistent with the legal requirements, with respect to the filing Party or Affiliate, governing disclosure of material agreements and material information that must be publicly filed, provided that, with respect to any such disclosure by ArriVent of this Agreement, Lepu will have a consent right over the final to- be-filed form with respect to confidential treatment requests therein, provided further that such consent right will not restrict ArriVent from complying with applicable Laws.

12.4.Technical Publication. Neither Party may publish peer reviewed manuscripts, or give other forms of public disclosure, such as abstracts and presentations, of results of studies carried out under this Agreement or otherwise pertaining to the Development of the Licensed Compound or Licensed Products in the Field, without the approval of the other Party through a process determined by the JSC and in accordance with this Section 12.4 (Technical Publication), except to the extent required by applicable Laws. The Party who intends to make any such publication (the “Publishing Party”) will provide the other Party (the “Reviewing Party”) the opportunity to review and comment on any such proposed publication at least [***] for abstracts or [***] for manuscripts prior to its intended submission for publication. The Reviewing Party will provide the Publishing Party with its comments in writing, if any, within [***] for abstracts and [***] for manuscripts after receipt of such proposed publication. The Publishing Party will consider in good faith any comments thereto provided by the Reviewing Party and will comply with the Reviewing Party’s request to remove any and all of the Reviewing Party’s Confidential Information from the proposed publication. In addition, the Publishing Party will delay the

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

submission for a period up to [***] in the event that the Reviewing Party can demonstrate reasonable need for such delay for the preparation and filing of a patent application. The Publishing Party will provide the Reviewing Party with a copy of the manuscript at the time of the submission. The Publishing Party agrees to acknowledge the contributions of the Reviewing Party and its employees in all publications in accordance with scientific practices.

12.5.Equitable Relief. Each Party acknowledges that its breach of this Article 12 (Confidentiality) will cause irreparable harm to the other Party, which cannot be reasonably or adequately compensated in damages in an action at law. By reasons thereof, each Party agrees that the other Party will be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to seek preliminary and permanent injunctive and other equitable relief to prevent or curtail any actual or threatened breach of the obligations relating to Confidential Information set forth in this Article 12 (Confidentiality) by the other Party.

ARTICLE 13

TERM AND TERMINATION

13.1.Term. The term of this Agreement (the “Term”) will commence upon the Effective Date and, unless earlier terminated pursuant to this Article 13 (Term and Termination), will remain in effect until the expiration of the Royalty Term on a Licensed Product-by-Licensed Product and jurisdiction-by-jurisdiction basis. Upon the expiration (but not early termination) of this Agreement, on a Licensed Product-by-Licensed Product and jurisdiction-by-jurisdiction basis, the licenses granted hereunder by Lepu to ArriVent will become fully paid-up, royalty free, irrevocable and perpetual.

13.2.Termination by ArriVent for Convenience. ArriVent may terminate this Agreement in its entirety for convenience upon [***] to Lepu.

13.3.Termination by Lepu for Program Cessation. If ArriVent has ceased all material Development (to the extent a Licensed Compound is not Commercialized) or Commercialization activities of the Licensed Compounds or Licensed Products in the ArriVent Territory for a period of [***], then Lepu may terminate this Agreement upon [***] prior written notice to ArriVent. ArriVent will not be deemed to have ceased Development or Commercialization activities to the extent that such activities are suspended or delayed due to actions by a Regulatory Authority (such as a clinical hold) or supply failure or technical issues that are not caused by the negligent or willful conduct of ArriVent, or any Force Majeure, provided that ArriVent is using Commercially Reasonable Efforts to resolve any such action by a Regulatory Authority, failure, issues or Force Majeure and commence Development or Commercialization activities, as applicable.

13.4.Termination for Material Breach. Either Party will have the right to terminate this Agreement in its entirety upon written notice to the other Party if such other Party is in material breach of this Agreement and has not cured such breach within [***] (or [***] with respect to any payment breach) after notice from the terminating Party requesting cure of the breach. Any such termination will become effective at the end of such [***] (or [***] with respect to any payment breach) period unless the breaching Party has cured such breach prior to the end of such period;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

provided, however, that any dispute regarding a material breach, including whether such breach has occurred will be resolved pursuant to Article 14.

13.5.Termination Due to Bankruptcy. Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within [***] after the filing thereof, or if the other Party proposes or becomes a Party to any dissolution or liquidation, or if the other Party makes an assignment for the benefit of its creditors.

13.6.Effect of Termination. Upon any termination of this Agreement (unless otherwise noted below), the following will apply in addition to any other rights and obligations under this Agreement with respect to such termination:

(a)General. Upon any termination of this Agreement, the license grant set forth in Section 2.1(a) (License Grants) will automatically terminate and revert to Lepu. All other rights and obligations of the Parties under this Agreement will terminate, except as provided elsewhere in this Agreement.

(b)Grant-Back Licenses to Lepu. Except in the case of a termination by ArriVent for Lepu’s material breach pursuant to Section 13.4 (Termination for Material Breach), the licenses granted to Lepu under Section 2.3 (Grant-Back Licenses to Lepu) will survive such termination and become worldwide.

(c)Licensed Product-Specific Trademarks. [***] will, and it hereby does, effective as of such termination, assign to [***] rights, title and interests in and to any and all Licensed Product-specific trademarks used by [***] including all goodwill therein, [***] will promptly take such actions and execute such instruments, assignments and documents as may be necessary to effect, evidence, register and record such assignment, [***].

(d)Wind-Down. If at the time of such termination, any Clinical Trials for the Licensed Products are being conducted by or on behalf [***] on a Clinical Trial-by-Clinical Trial basis: (i) [***] (A) continue to conduct such Clinical Trial during the Transition [***].

(e)Regulatory Materials; Data. As promptly as practicable (and in any event within 90 days) after such termination, ArriVent will: (i) to the extent not previously provided to Lepu, deliver to Lepu true, correct and complete copies of all Regulatory Materials for the Licensed Products in the Field in the ArriVent Territory; (ii) transfer or assign, or cause to be transferred or assigned, to Lepu or its designee (or to the extent not so assignable, take all reasonable actions to make available to Lepu or its designee the benefits of) (A) all regulatory filings and registrations (including Regulatory Approvals) for the Licensed Products in the Field in the ArriVent Territory, and (B) all Data, including Data from non-clinical and clinical studies

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

conducted by or on behalf of ArriVent, its Affiliates and Sublicensees on Licensed Products and all pharmacovigilance data (including all adverse event database information) on Licensed Products; and (iii) take such other actions and execute such other instruments, assignments and documents as may be necessary to effect, evidence, register and record the transfer, assignment or other conveyance of rights under this Section 13.6(e) (Regulatory Materials; Data) to Lepu. The costs for such transfer and assistance will be borne by ArriVent, except in the case of a termination by ArriVent for Lepu’s material breach pursuant to Section 13.4 (Termination for Material Breach) or Section 13.5 (Termination Due to Bankruptcy), in which case Lepu will bear such costs.

(f)Transition Assistance. ArriVent will, and will cause its Affiliates and Sublicensees, to provide assistance as may be reasonably necessary or useful for Lepu or its designee to commence or continue Exploitation of Licensed Products in the Field in the ArriVent Territory for a period of up to [***] after the effective date of such termination (the “Transition Period”), including transferring or amending as appropriate, upon request of Lepu, any agreements or arrangements with a Third Party to Exploit the Licensed Products in the Field in the ArriVent Territory. To the extent that any such contract between ArriVent or its Affiliate and a Third Party is not assignable to Lepu or its designee, then ArriVent will reasonably cooperate with Lepu to arrange to continue to provide such services from such entity at Lepu’s expense. Except as otherwise specified herein, ArriVent will bear all costs arising out of any of the transition assistance activities set forth in this Section 13.6(f) (Transition Assistance) performed by ArriVent, except in the event of termination of this Agreement by ArriVent pursuant to Section 13.4 (Termination for Material Breach) or Section 13.5 (Termination Due to Bankruptcy), in which case Lepu will bear all such costs.

(g)[***].

(h)Termination Press Release. In the event of termination of this Agreement for any reason, if in the reasonable opinion of either Party’s legal counsel, public disclosure of such termination is required under the applicable Law or the rules of a stock exchange on which the securities of a Party (or any controlling Affiliate of such Party) are listed (or to which an application for listing has been submitted), the Parties will cooperate in good faith to coordinate public disclosure, if any, of such termination and the reasons therefor. The principles to be observed in such disclosures will be accuracy, compliance with applicable Law, the rules of the applicable stock exchange and regulatory guidance documents, and reasonable sensitivity to potential negative investor reaction to such news.

(i)Confidential Information. Upon expiration or termination of this Agreement in its entirety, except to the extent that a Party retains rights or licenses from the other Party as provided in this Agreement, each Party will promptly, at the other Party’s election, return to the other Party or destroy all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party; provided, however, that the other Party will be permitted to retain one copy of such Confidential Information for the sole purpose of performing any continuing obligations hereunder or for archival purposes. Notwithstanding the foregoing, such other Party will be permitted to retain (a) such additional copies of or any computer records

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such Party’s standard archiving and back-up procedures, but not for any other use or purpose; and (b) copies of Confidential Information to the extent required to comply with applicable Law.

13.7.Survival. Any expiration or termination of this Agreement will not affect rights or obligations of the Parties under this Agreement that have accrued prior to the date of expiration or termination. Notwithstanding anything to the contrary, the following provisions will survive any expiration or termination of this Agreement: Article 1 (Definitions); Section 2.3 (Grant-Back Licenses to Lepu), except in the case of termination by ArriVent for Lepu’s material breach pursuant to Section 13.4 (Termination for Material Breach); Section 4.2 (Development Records) for [***]; Section 5.2 (Right of Reference to Regulatory Materials); Sections 8.2 ([***]), 8.3 ([***]) and 8.4 ([***]) but only in respect of milestones achieved during the Term but unpaid as of expiration or termination or during any applicable wind-down period under Section 13.6 (Effect of Termination); Section 8.5 ([***]) but only in respect of payments accrued during the Term but unpaid as of expiration or termination or during any applicable wind- down period under Section 13.6 (Effect of Termination); Section 8.9 (Records and Audits) for [***]; Section 9.1 (Ownership); Section 9.5(c) (Collaboration) and Section 9.5(d) (Expenses and Recoveries), in each case, pursuant to Section 9.5(e) (Expenses and Recoveries); Article 10 (Representations and Warranties; Covenants); Article 11 (Indemnification); Article 12 (Confidentiality) for [***]; Section 13.6 (Effect of Termination); Article 14 (Dispute Resolution); and Article 15 (Miscellaneous)

13.8.Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE 14

DISPUTE RESOLUTION

14.1.Disputes; Internal Resolution. The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation. To accomplish this objective, the Parties agree that, except as otherwise provided in Section 3.2(d) (Decision Making), if a dispute arises under or relates to this Agreement, including any alleged breach under this Agreement or any issue relating to the interpretation or application of this Agreement (a “Dispute”), and the Parties are unable to resolve such Dispute within [***] after such Dispute is first identified by either Party in writing to the other, the Parties will refer such Dispute to the Executive Officers of the respective Parties for attempted resolution by good faith negotiations within [***] after notice referring such Dispute is received. If the Dispute is not resolved within such [***], then, subject to Section 14.3 (Dispute Resolution by Expert), the Dispute will be resolved by arbitration in accordance with Section 14.2 (Arbitration) and thereafter neither Party

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

will have any further obligation under this Section 14.1 (Disputes; Internal Resolution). Nothing contained in this Agreement will deny either Party the right to seek, upon good cause, injunctive or other equitable relief from a court of competent jurisdiction in the context of an emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing dispute resolution discussions or arbitration proceedings.

14.2.Arbitration.

(a)Subject to the rest of this Section 14.2 (Arbitration), any Dispute that is not resolved under Section 14.1 (Disputes; Internal Resolution) within the time periods set forth therein, will be resolved by final and binding arbitration before a panel of three neutral arbitrators with relevant industry experience and expertise. The arbitration proceeding will be administered by the International Court of Arbitration of the International Chamber of Commerce (the “ICC”) in accordance with its then existing arbitration rules or procedures regarding commercial or business disputes, and the panel of arbitrators will be selected in accordance with such rules. The arbitration and all associated discovery proceedings and communications will be conducted in English, and the arbitration [***]. Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of arbitration without the prior written consent of both Parties.

(b)The arbitrators will, within [***] after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The decision or award rendered by the arbitrators will be final and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction. Either Party may apply for interim injunctive relief with the arbitrators until the arbitration award is rendered or the controversy is otherwise resolved. The arbitrators will be authorized to award compensatory damages, but will not be authorized (i) to award non-economic damages, (ii) to award punitive damages or any other damages expressly excluded under this Agreement, or (iii) to reform, modify or materially change this Agreement or any other agreements contemplated hereunder.

(c)Each Party will bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and will pay an equal share of the fees and costs the arbitration filing and hearing fees, the cost of the independent expert(s) retained by the arbitrators, and the cost of the arbitrators and administrative fees of the ICC; provided, however, that the arbitrators will be authorized to determine whether a Party is the prevailing party, and if so, to award to that prevailing party reimbursement for any or all of its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), or the fees and costs of the ICC and the arbitrators.

(d)Notwithstanding anything to the contrary in this Section 14.2 (Arbitration), any and all Disputes regarding the validity, scope, construction, patentability or enforceability of any Patent, unless otherwise agreed by the Parties in writing, will be determined solely by a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent laws of

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

the country or other jurisdiction in which such Patent application is filed or such Patent is issued or granted, as applicable, and no such Dispute will be subject to arbitration under this Section 14.2 (Arbitration).

14.3.Dispute Resolution by Expert. The dispute resolution mechanism set forth in this Section 14.3 (Dispute Resolution by Expert) will solely apply to unresolved disputes regarding the calculation of Net Sales as provided in the last paragraph of the definition of “Net Sales.” If a Party intends to initiate the dispute resolution process set forth in this Section 14.3 (Dispute Resolution by Expert), then such Party will notify the other Party in writing. Within [***] upon the other Party’s receipt of such written notice, each Party will propose a list of three individuals (the “List”), each of whom has at least ten years of significant experience and expertise in the pharmaceutical or biotechnology industries, and none of whom is or has been affiliated with either Party or with either Party’s Affiliates, licensees, sublicensees (or Sublicensees) or business partners, or otherwise has any interest in the resolution of the issue to be submitted by the Parties for resolution (the foregoing requirements, the “Requirements”). Within [***] after the Parties exchange the Lists, the Parties will either agree upon one of such proposed individuals to resolve the disputed matter, or if the Parties fails to agree on the selection of such individual within such period of time, each Party will select one such individual from the list proposed by the other Party, and the two selected individuals will select a third individual who otherwise meets the Requirements to resolve the disputed matter within [***] after the later selected individual (and if the first two selected individuals are unable to agree upon a third individual within such [***] period, then the ICC will appoint such third individual in accordance with its arbitration rules) (the selected individual or individuals, the “Industry Expert”). Within [***] after selection of the Industry Expert, each Party will submit to the other Party and to the Industry Expert a detailed written proposal (the “Proposal” of such Party) of its proposed terms, and a memorandum in support thereof. Each Party will then have [***] to submit a written rebuttal to the other Party’s submission to the other Party and to the Industry Expert. The Industry Expert will have the discretion to interview the Parties’ officers and employees to obtain further information relating to the matters in issue in the presence of the representatives from both Parties, and to hear oral argument, on such schedule and following such procedure as the Industry Expert may determine, provided that no Party and no one acting on behalf of any Party will communicate with the Industry Expert ex parte. Each Party will reasonably cooperate with the Industry Expert. Within [***] after the selection of the Industry Expert, the Industry Expert will select one of the two Proposals as the resolution of such dispute, consistent with the applicable terms of this Agreement. The Industry Expert’s determination will be final, binding and unappealable. For clarity, the Industry Expert must select, as the only method to resolve such dispute, one of the two Proposals, and may not combine elements of the two Proposals or award any other relief or take any other action to resolve the dispute. The Party whose Proposal was not selected by the Industry Expert will bear all fees and expenses of the Industry Expert incurred pursuant to this Section 14.3 (Dispute Resolution by Expert).

14.4.Governing Law. This Agreement will be governed by and construed under, and all disputes arising under or in connection with this Agreement will be resolved in accordance with, the laws of [***], without giving effect to any choice of law rules or principles. The

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

United Nations Convention on International Contracts on the Sale of Goods does not apply to this Agreement and is expressly and entirely excluded.

ARTICLE 15

MISCELLANEOUS

15.1.Entire Agreement; Amendment. This Agreement, together with the Exhibits hereto and any agreements referred to herein, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof, including that certain [***]. The foregoing will not be interpreted as a waiver of any remedies available to either Party as a result of any breach, prior to the Effective Date, by the other Party of its obligations under the [***]. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

15.2.Force Majeure. Neither Party will be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay performing any obligation under this Agreement to the extent that such failure or delay is caused by or results from acts of God, embargoes, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotions, strikes, lockouts, or other labor disturbances (other than strikes, lockouts or labor disturbances involving a Party’s own employees), government actions, fire, earthquakes, floods, epidemics, pandemics or quarantines (“Force Majeure”) and for so long as such failure or delay continues to be caused by or result from such Force Majeure event. Notwithstanding the foregoing, a Party will not be excused from making payments owed hereunder due to any such Force Majeure circumstances affecting such Party. The affected Party will notify the other Party in writing of any Force Majeure circumstances that may affect its performance under this Agreement as soon as reasonably practical, will provide a good faith estimate of the period for which its failure or delay in performance under the Agreement is expected to continue based on currently available information, and will undertake reasonable efforts necessary to mitigate and overcome such Force Majeure circumstances and resume normal performance of its obligations hereunder as soon a reasonably practicable under the circumstances. If the Force Majeure circumstance continues, then the affected Party will update such notice to the other Party on a bi- weekly basis, or more frequently if requested by the other Party, to provide updated summaries of its mitigation efforts and its estimates of when normal performance under the Agreement will be able to resume. In any event, if a Party’s failure to perform its obligations under this Agreement as a result of a Force Majeure event continues for longer than [***], then the other Party may terminate this Agreement by providing written notice to the Party affected by the Force Majeure event.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

15.3.Notices. Any notice required or permitted to be given under this Agreement will be in writing, will specifically refer to this Agreement, and will be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 15.1 (Notices), and will be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable courier service, or (b) [***] after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.

If to Lepu:	Lepu Biopharma Co., Ltd.

No. 651 Lianheng Road

Minhang District, Shanghai, China

Attn: Yi Ding

E-mail: [***] with copies to (which will not constitute notice):

Ropes & Gray LLP

800 Boylston Street, Prudential Tower

Boston, MA 02199

Attn: Abigail Gregor

E-mail: [***]

If to ArriVent:	ArriVent BioPharma, Inc.

18 Campus Blvd, Suite 100

Newtown Square, PA 19073-3269, US

Attn: Matt Strout, VP Business Development

E-mail: [***]

with copies to (which will not constitute notice):

James Kastenmayer, General Counsel ([***]) with copy to [***]

15.4.Headings; Construction; Interpretation. Headings used herein are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement. The language of this Agreement will be deemed to be the language mutually chosen by the Parties and no rule of strict construction will be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions. Any reference in this Agreement to any Article, Section, subsection, paragraph, clause or Exhibit will be deemed to be a reference to an Article, Section, subsection, paragraph, clause or Exhibit, of or to, as the case may be, this Agreement. Except where the context otherwise requires, (a) any definition of or reference to any agreement, instrument or other document refers to such agreement, instrument other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Law refers to such Law, including all rules and regulations thereunder and any successor Law,

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

in each case as from time to time enacted, repealed or amended, (c) the words “herein,” “hereof” and “hereunder” and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, (d) the words “include,” “includes,” “including,” “exclude,” “excludes” and “excluding,” will be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import, (e) the word “or” is used in the inclusive sense (and/or), (f) words in the singular or plural form include the plural and singular form, respectively, (g) references to any gender refer to each other gender, (h) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (i) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term that is defined herein will be interpreted in a correlative manner, (j) whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days, and (k) whenever this Agreement states that approval may not be unreasonably withheld, the words “conditioned or delayed” will be deemed to follow. In the event of a conflict between the terms and conditions in the body of this Agreement and the terms and conditions in any Exhibit, the terms and conditions in the body of this Agreement will prevail.

15.5.Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party. Notwithstanding the foregoing, (a) either Party may assign or transfer this Agreement together with all of its rights and obligations hereunder, without such consent (but with written notice to the other Party), to an Affiliate, provided that the assigning Party will remain responsible for the performance by such Affiliate of the rights and obligations hereunder, and (b) either Party may assign or transfer this Agreement together with all of its rights and obligations hereunder, without such consent (but with written notice to the other Party), to a successor in interest in connection with the transfer or sale of all or substantially all of its business or assets to which this Agreement relates, or in the event of its merger or consolidation, reorganization or similar transaction. Any permitted assignee will assume all obligations of its assignor under this Agreement. Any assignment or attempted assignment by either Party in violation of this Section 15.5 (Assignment) will be null, void and of no legal effect.

15.6.Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement will be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

15.7.Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

15.8.Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court or an arbitral tribunal constituted in accordance with

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 14.2 (Arbitration), the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof. The Parties will make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

15.9.No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

15.10.Independent Contractors. Each Party will act solely as an independent contractor, and nothing in this Agreement will be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein will be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

15.11.No Third Party Beneficiaries. Except for the rights of the ArriVent Indemnitees and Lepu Indemnitees set forth in Article 11 (Indemnification), this Agreement is intended for the sole benefit of the Parties hereto and their respective permitted successor and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

15.12.Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by one Party to the other Party are, and otherwise will be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties agree that a Party that is a licensee of such rights under this Agreement will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party to this Agreement under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy or insolvency proceeding upon its written request therefor, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of the bankrupt Party upon written request therefor by the other Party.

15.13.Registration of Agreement. The Parties agree to collaborate in good faith and sign a short form license agreement regarding the subject matter of this Agreement for recordation purposes to the extent registration of such short form license agreement is required under applicable Laws. The Parties further agree that, notwithstanding the signing of such short form license agreement, this Agreement will remain in full force and effect and that in the event there

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

is any inconsistencies between this Agreement and the short form license agreement, this Agreement will control.

15.14.English Language. This Agreement was prepared in the English language, which language will govern the interpretation of, and any dispute regarding, the terms of this Agreement.

15.15.Counterparts. This Agreement may be executed in two or more counterparts by original signature, facsimile or electronic format (such as PDF files and DocuSign), each of which will be deemed an original, but all of which together will constitute one and the same instrument. The use of electronic signatures and electronic records (such as those created, generated, sent, received, or stored by electronic means) will be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Laws.

{Signature Page Follows}

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

In Witness Whereof, the Parties have executed this Exclusive License Agreement by their duly authorized officers as of the Effective Date.

LEPU BIOPHARMA CO., LTD.ARRIVENT BIOPHARMA, INC.

By: [***] By: [***]

Name: [***]Name: [***]

Title: [***]Title: [***]

[Signature page to Exclusive License Agreement]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit A

[***]

Field	Title	Application no.	Publication no. Patent no.
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Exhibit A – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Field	Title	Application no.	Publication no. Patent no.
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
		[***]	[***]
[***]	[***]
		[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
[***]
		[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
		[***]	[***]

Exhibit A – Page 2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Field	Title	Application no.	Publication no. Patent no.
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Exhibit A – Page 3

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Field	Title	Application no.	Publication no. Patent no.
[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Exhibit A – Page 4

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit B

[***]

Application No.	Filing Date	Status
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit B – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit C

[***]

[***]

Exhibit C – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit D

Joint Press Release

[***]

Exhibit D – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit E

Name	Sequence
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

Exhibit E – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit F

[***]

[***]

Exhibit F – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit G

[***]

[***]

Application No.	Subject	Filing Date	Status
[***]	[***]	[***]	[***]

Exhibit G – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit H Conjugation License Terms

[***]

Exhibit H – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit I

[***]

[***]

Exhibit I – Page 1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.